          As Filed with the Securities and Exchange Commission on June 28, 2006.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        Securities Act File No. 033-38074
                       Investment Company Act No. 811-6260

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Post Effective Amendment No. 35
                                       AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                         Post Effective Amendment No. 33

                             QUAKER INVESTMENT TRUST
                              309 Technology Drive
                                Malvern, PA 19355
                    (Address of Principal Executive Offices)
               Registrant's Telephone Number; including Area Code:
                                 1-888-220-8888

                          Copies of Communications to:
                                 Alan R. Gedrich
                            2600 One Commerce Square
                             Philadelphia, PA 19103

               (Name and Address of Agent for Service of Process)
                               Jeffry H. King, Sr.
                             Quaker Investment Trust
                              309 Technology Drive
                                Malvern, PA 19355
                                  610-455-2299

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                As soon as practicable following effective date.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

|_|  immediately upon filing pursuant to paragraph (b)
|_|  on [date] pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a)(1)
|_|  on [date] pursuant to paragraph (a)(3)
|X|  75 days after filing pursuant to paragraph (a)(2)
|_|  on [date] pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                   Preliminary Prospectus dated June 28, 2006
                              Subject to Completion

PROSPECTUS [_____________], 2006

                                                               [GRAPHIC OMITTED]

                                                                     GROWTH FUND
                                                       Quaker Global Growth Fund

[QUAKER(R) FUNDS LOGO]

As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Investments  in the Fund is not a deposit or  obligation  of, or  guaranteed  or endorsed  by, any bank,  and are not  federally  insured by the Federal  Deposit
Insurance  Corporation,   the  Federal  Reserve  Board,  or  any  other  agency.
Investments in the Fund involve investment risk,  including the possible loss of principal. Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of the Fund before making an investment.

  The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the
   Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

YOUR GUIDE TO THE PROSPECTUS

This Prospectus is designed to help you make an informed  decision about whether investing in the Quaker Global Growth Fund offered by Quaker(R)Investment  Trust is appropriate for you. Please read it carefully before investing and keep it on file for future reference.

To make this Prospectus easy for you to read and understand,  we have divided it into four sections.  Each section is organized to help you quickly  identify the information you are looking for.

The first  section,  Risk and Return  Summary,  describes the Fund's  investment objective,  investment  strategies  and  policies,  performance  of the  Fund in previous years, investment risks, and the likely costs of investing in the Fund.
In particular,  this section tells you four important  things about the Fund you should know before you invest:

o    The Fund's investment objective-- what the Fund is trying to achieve.

o    The Fund's principal investment strategies-- how the Fund tries to meet its investment objective.

o    The  investment  selection  process used by the Fund-- how the Fund chooses its primary investments.

o    Risks you  should be aware of-- the  principal  risks of  investing  in the
     Fund.

The other three sections of the Prospectus-- Management of the Fund, Shareholder
Information,  and Financial  Highlights--  provide you with detailed information about how the Fund is managed, the services and privileges that are available to you,  how shares are priced,  how to buy and sell shares,  and other  meaningful information about the Fund.

Overview

This  prospectus  ("Prospectus")  describes  the Quaker  Global Growth Fund (the
"Fund"), a separate series of Quaker Investment Trust (the "Trust"), an open-end management  investment  company.  The Fund's assets are managed according to its own investment objectives, strategies and goals.

The Sub-Adviser Approach

The Fund has its own distinct investment  objectives,  strategies and risks. The
Fund's investment  adviser,  Quaker Funds, Inc. (the "Adviser"),  is responsible for constructing and monitoring the asset allocation and portfolio  strategy for the Fund. The Fund invests within a specific segment (or portion) of the capital markets  and  invests  in  securities  consistent  with  the  Fund's  investment objectives and style.  The potential risks and returns of the Fund vary with the degree to which the Fund invests in a  particular  market  segment  and/or asset class.

On July 6, 2005, the Trust and the Adviser filed an exemptive  application  with the SEC  requesting an order  permitting the Adviser to adopt such a "manager of managers"  structure  with respect to the Fund.  The issuance of such  exemptive order by the SEC would permit the  Adviser,  subject to certain  conditions  and with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter  into  sub-advisory  agreements,  and  amend  and  terminate  sub-advisory agreements on behalf of the Fund without shareholder approval.  Such "manager of managers"  structure  is  intended  to enable the Fund to operate  with  greater efficiency  and  without  incurring  the  expense  and  delays  associated  with
obtaining   shareholder  approvals  for  matters  relating  to  sub-advisers  or sub-advisory agreements.  However, there is no assurance that the SEC will issue the exemptive order.

The Fund is  classified  as  [diversified]  for purposes of federal  mutual fund regulation.  The Fund also  maintains its portfolio to meet the  diversification requirements for mutual funds under federal tax law.

Table of Contents

I.   RISK AND RETURN SUMMARY
          Quaker Global Growth Fund

II.  MANAGEMENT OF THE FUND

III. SHAREHOLDER INFORMATION
          Calculating Share Price
          Fair Valuation
          Choosing the Appropriate Share Class
          How to Buy Shares
          How to Sell Shares
          How to Exchange Shares
          Account Services
          Dividends and Tax Matters
          General Information
          Selective Disclosure of Portfolio Holdings

I.   RISK AND RETURN SUMMARY

Quaker Global Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.  Current income is not a significant investment  consideration  and any  such  income  realized  will  be  considered incidental to the Fund's investment objective.  This Fund's investment objective is non-fundamental,  which means that it may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategy

The Fund normally:

o    Invests its assets in common stocks of U.S. and foreign  companies  without regard to market capitalization.

o    Invests  its  assets in equity  securities  of  companies  which the Fund's sub-adviser  believes have  experienced  above-average  long-term growth in earnings and show a high probability for superior future growth.

o    Invests in securities of small-cap ($100 million to $2 billion) and mid-cap
     ($2  billion to $10  billion)  growth  companies  located in at least three countries outside of the United States, emphasizing investment in companies located  in India and  China.  The Fund may also  invest  without  limit in companies located in developed or in emerging markets.

o    Invests up to 50% of its total  assets in  "special  situation"  securities when the Fund's  sub-adviser  believes  such  investments  will benefit the
     Fund. A special  situation arises when, in the sub-adviser's  opinion,  the securities  of a company will  experience an unusual gain or loss solely by reason  of a  development  particularly  or  uniquely  applicable  to  that company.  Such  situations  include,  but are not  limited  to:  spin-offs, corporate restructurings, liquidations, reorganizations,  recapitalizations or  mergers,  material  litigation,  technological  breakthroughs  and  new management  or  management  policies.  Special  situation  investments  may
     include  illiquid  or  restricted   securities,   such  as  private  equity
     investments.

o    Employs an aggressive  strategy of portfolio  trading to respond to changes in the marketplace.

o    Utilizes a strategy of short selling  securities to reduce  volatility  and enhance potential  investment gain. The Fund limits short sales to not more than 50% of the Fund's  total  assets.  The Fund may engage in two types of short sales.  Securities may be sold "against the box" or outright. A short sale  "against  the box" means that  securities  the Fund  already owns are sold,  but not  delivered.  Instead,  these  securities  are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities  not presently  owned by the Fund. If the Fund does not purchase that  security on the same day as the sale,  the security  must be borrowed
     (typically,  from a  broker/dealer).  At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund  purchases  the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

o    Considers,  when  selecting  countries in which the Fund will invest,  such factors as the  prospect for relative  economic  growth among  countries or regions, economic or political conditions,  currency exchange fluctuations, tax considerations and the liquidity of a particular security.

o    Assumes  defensive  positions,  which means that the Fund's  portfolio  may contain a large  percentage of cash and cash  equivalents,  in anticipation of, or in response to, adverse market conditions. As a result, the Fund may not achieve its investment objective.

Principal Risks

You could lose all or a portion  of your  investment  in the Fund.  The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund  invests.  Stock prices  fluctuate in response to many factors including interest rates, general economic conditions,  investor perceptions and market  liquidity.  This is especially true with respect to equity securities of
U.S. and foreign small- and medium-sized  companies,  whose prices may fluctuate more than the prices of equity securities of larger, more established companies.
Moreover,  because equity securities of U.S. and foreign small- and medium-sized companies  may not be traded  as often as  equity  securities  of  larger,  more established  companies,  the Fund may have  difficulty  selling  shares  of such small- and medium-sized companies.

The  prices of  foreign  securities  in which the Fund  invests  may be  further affected by other factors, including:

o    Currency Exchange Rates. The dollar value of the Fund's foreign investments will be affected by changes in the  exchange  rates  between the dollar and the currencies in which those investments are traded.
o    Political  and  Economic  Conditions.  The  value  of  the  Fund's  foreign investments may be adversely  affected by political and social  instability in their home countries and by changes in economic or taxation  policies in those countries.
o    Regulatory  Environment.  Foreign  companies  generally are subject to less stringent  regulations,  including financial and accounting controls,  than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.
o    Securities  Markets.  The securities  markets of many foreign countries are significantly  smaller  than U.S.  securities  markets.  As a  result,  the securities  of many foreign  companies  may be less liquid and their prices more volatile than those of U.S. companies.

These factors may affect the prices of securities issued by companies located in developing  countries  more than those in countries with mature  economies.  For example,  in the past, many developing  countries have experienced high rates of inflation or have sharply  devalued their  currencies  against the U.S.  dollar, causing the value of  investments  in  companies  located in those  countries to decline.  Transaction  costs are often higher in developing  countries and there may be delays in settlement process.

In addition to the foregoing, the Fund is also subject to the following risks:

o    General Risks. When you sell your Fund shares,  they may be worth less than what you paid for them  because  the value of the Fund's  investments  will vary from day-to-day,  reflecting  changes in overall market conditions and the conditions of individual securities held by the Fund.

o    Mid-Cap   and   Small   Cap   Stock   Risks.   The  Fund  may   invest   in
     small-capitalization  (generally  less  than  50%)  and  mid-capitalization companies (generally from 0% to 100%). These companies also often have less liquidity,  less  management  depth,  narrower  market  penetrations,  less diverse  product  lines and fewer  resources  than larger  companies.  As a result of these factors,  mid-cap stock prices have greater volatility than large company securities.

o    Short Selling  Risks.  The Fund engages in short  selling,  which  involves special  risks and requires  special  investment  expertise.  When the Fund engages  in  short  selling,  it  sells  a  security  it  does  not  own in anticipation  of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during  the time  when the Fund has  shorted  the  security,  the Fund must borrow that security in order to make delivery on the previous sale,  which raises the cost to the Fund.

o    Special Situation Risks. The Fund invests in "special  situations." Special situations  often  involve  much  greater  risk than is found in the normal course  of  investing.  Liquidations,  reorganizations,  recapitalizations, material  litigation,  technological  breakthroughs  and new  management or management  policies may not have the effect on a company's  price that the
     Fund's portfolio  manager expects,  which could negatively impact the Fund.
     To minimize  these  risks,  the Fund will not invest in special  situations unless the target company has at least three years of continuous operations
     (including  predecessors)  or the aggregate value of such investment is not greater  than 25% of the  Fund's  total net  assets  (valued at the time of investment).

o    Growth   Risks.   The  Fund  invests  in   companies   that  appear  to  be
     growth-oriented  companies. If the Fund's perceptions of a company's growth potential are wrong, the securities  purchased may not perform as expected, reducing the Fund's return.

o    Market Trends Risk. Different types of stocks tend to shift into and out of favor  with  stock  market  investors,  depending  on market  and  economic conditions.  For instance, from time to time the stock market may not favor growth-oriented  stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly,  since the Fund focuses on growth  stocks,  performance  may at times  be  better  or  worse  than the performance  of stock  funds that focus on other  types of stocks,  or that have a broader investment style.

o    Portfolio  Turnover  Risk.  The  Fund's  portfolio  manager  may  engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover,  resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

o    Defensive  Position Risk. The Fund's portfolio  manager may seek to protect shareholder  capital  by  assuming  defensive  positions  where the  Fund's portfolio  is  comprised  mainly of cash and cash  equivalents.  Under such circumstances, the Fund may not achieve its investment objective.

o    Liquidity  Risk.  Liquidity  risk is the risk that the  Fund's  investments cannot be readily  sold  within  seven days at  approximately  the price at which they have been valued.  The Fund will not invest more than 10% of its net assets in illiquid securities.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

Who May Want to Invest?

The Fund may best suit those investors who want long-term capital  appreciation, and who can tolerate the risks involved with stock investing.

PAST PERFORMANCE AND EXPENSES
Because the Fund  commenced  operations  as of the date of this  Prospectus,  no performance information has been included.

FEES AND EXPENSES OF THE FUND
Fund investors pay various  expenses either  directly or indirectly.  This table shows the expenses for the Fund. Actual or future expenses may be different.

Shareholder Transaction Expenses

--------------------------------------- ---------------- -----------------
Sales charges (fees paid directly           Class A          Class C
from your investment)
--------------------------------------- ---------------- -----------------
Maximum Sales Charge (Load) Imposed
on Purchases(1) (as a percentage of
the offering price)                          5.50%             NONE
--------------------------------------- ---------------- -----------------
Maximum Deferred Sales Charge (Load)
(1)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)                NONE             1.00%
--------------------------------------- ---------------- -----------------
Maximum Sales Charge (Load) Imposed
on Dividends and Other Distributions         NONE              NONE
--------------------------------------- ---------------- -----------------
Redemption Fees (as a percentage of
amount redeemed)                             NONE              NONE
--------------------------------------- ---------------- -----------------
Exchange Fees                                NONE              NONE
--------------------------------------- ---------------- -----------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------- ---------------- -----------------
Management Fees(2)                           1.80%            1.80%
--------------------------------------- ---------------- -----------------
Distribution (12b-1) Fees                    0.25%            1.00%
--------------------------------------- ---------------- -----------------
Other Expenses                               0.49%            0.49%
--------------------------------------- ---------------- -----------------
Total Fund Operating Expenses                2.54%            3.29%
--------------------------------------- ----------------------------------

_____________________________________

(1)  Please see  "SHAREHOLDER  INFORMATION"  on pages [__] for an explanation of how and when these sales charges apply.
(2)  Management  fees  include a  sub-advisory  fee of 1.25%  paid to the Fund's sub-adviser, DG Capital Management, Inc.

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example  assumes that you invest $10,000 in the Fund for the time periods indicated.  The example also assumes a 5% return each year,  with operating  expenses  staying the same.
Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Global Growth Fund

If you redeem your shares at the end of the period,  your expenses for investing in the Fund would be:

----------------------------- ---------------- ------------------
                                 One Year         Three Years
----------------------------- ---------------- ------------------
Class A                            $746             $1,154
----------------------------- ---------------- ------------------
Class C                            $382               $865
----------------------------- ---------------- ------------------

If you did not redeem your shares at the end of the period,  your  expenses  for investing in the Fund would be:

----------------------------- ---------------- ------------------
                                 One Year          Ten Years
----------------------------- ---------------- ------------------
Class A                            $746             $1,154
----------------------------- ---------------- ------------------
Class C(1)                         $282               $865
----------------------------- ---------------- ------------------
________________________________.

(1)  Assumes contingent deferred sales charge does not apply.

NON-PRINCIPAL STRATEGIES AND RISKS

Strategies

In  addition  to the  principal  strategies  stated  above,  the  following  are non-principal strategies you should consider.

The Fund will not acquire more than 10% of the outstanding  voting securities of any one issuer.  No more than 25% of the Fund's total assets will be invested in any one industry.

The  Fund  may  from  time  to time  utilize  certain  sophisticated  investment techniques,  including derivatives,  primarily for hedging purposes. Derivatives are financial  instruments  which derive their value from the  performance of an underlying asset-- another security, a commodity, or an index. Examples of these include:

o    Options.  An option is a contract  giving the owner the right to buy ("call option") or sell ("put  option") a security at a designated  price ("strike price") on a certain date.
o    Futures Contracts.  Futures contracts obligate one party to deliver and the other party to purchase a specific  quantity of a commodity  or a financial instrument at a designated future date, time and place. Stock index futures contracts  call for a cash payment based on the increase or decrease in the value of an index.

The Fund may enter  into  repurchase  agreements,  and  certain  other  types of futures,  options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter  markets, not through any exchange. The Fund may experience  losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.

Risks

In addition to the principal risks stated above, the following are non-principal risks you should consider.

o    Derivative  Instruments.  Derivatives  involve  substantial risk, because a relatively  small change in the  security or index  underlying a derivative can produce a  disproportionately  large profit or loss.  The Fund may lose more than its initial investment.  If the Fund has a derivative  investment that  begins  to  deteriorate,  there  may be no way to sell  it and  avoid further  losses,  because  no buyer  may be  available.  In  addition,  the securities  underlying some  derivatives  may be illiquid.  The Fund may be forced to hold a position until exercise or expiration,  which could result in  losses.  Hedging,  by its  nature,  involves  predicting  the  probable direction of price movements;  if the Fund predicts  incorrectly,  it could lose  money--  more  than  if it had not  hedged  at  all.  Hedging  cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.
o    Management  Risk.  The Fund is subject to management  risk because it is an
     actively  managed  investment   portfolio.   The  adviser  will  apply  its
     investment  techniques and risk analyses in making investment decisions for the Fund,  but there is no guarantee  that its  decisions  will produce the intended result.

Portfolio Turnover
The Fund's  portfolio  turnover rate will  fluctuate  from year to year, and the
Fund  anticipates  that its portfolio  turnover rate will exceed 100%  annually.
"Portfolio  turnover"  describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities  during the year,  its portfolio  turnover rate would have been 100%.
Increased  portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling  portfolio  securities may result in distributions of  taxable  capital  gains  to  shareholders,  since  the  Fund  will  normally distribute all of its capital gains realized to shareholders  each year to avoid excise taxes under the U.S. Internal Revenue Code.

II. MANAGEMENT OF THE FUND

Investment Adviser
     Quaker Funds, Inc. ("Adviser"), 309 Technology Drive, Malvern, Pennsylvania
19355,  serves as the  Fund's  investment  adviser.  The  Adviser  provides  its advisory  services  pursuant to an  investment  advisory  agreement  with Quaker
Investment Trust (the "Trust"). The Adviser is a corporation  incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the U.S.  Securities  and  Exchange  Commission  ("SEC")  under the
Investment Advisers Act of 1940, as amended (the "Advisers Act").

     As  investment  adviser to the Fund,  the Adviser  has overall  supervisory responsibility  for: (i) the general  management  and  investment  of the Fund's securities portfolio;  (ii) the evaluation,  selection and recommendation to the
Board of Trustees of the hiring,  termination and replacement of sub-advisers to manage the assets of the Fund;  (iii)  overseeing  and  monitoring  the  ongoing performance of the Fund's  sub-advisers,  including  their  compliance  with the
Fund's  investment   objectives,   policies  and  restrictions;   and  (iv)  the
implementation of procedures and policies to ensure that the sub-advisers comply with the Fund's investment objectives, policies and restrictions.

     The Fund pays the Adviser and sub-adviser  management fees for managing the
Fund's  investments  that are  calculated  as a percentage  of the Fund's assets under management.  The total advisory and sub-advisory management fee payable as a percentage of the Fund's average daily net assets is 1.80%.

Board of Trustees' Approval of Investment Advisory and Sub-advisory Agreements
     At a meeting held in person on [___________],  2006, the Board of Trustees, including  a majority  of the  independent  Trustees  of the Board,  unanimously approved the Fund's investment  sub-advisory agreement with its sub-adviser,  DG
Capital  Management,  Inc..  A discussion  regarding  the basis for the Board of
Trustees'  approval of the  sub-advisory  agreement  is available in the Trust's semi-annual  report to  shareholders  for the fiscal  period ended  December 31,
2006, which is available on the Trust's website at www.quakerfunds.com.

Sub-Adviser and Portfolio Managers
     The Adviser may,  with the prior  approval of the Board of Trustees and the
Fund's  shareholders,   engage  persons  or  entities  to  serve  as  investment
sub-advisers  to the Fund.  In the event that the SEC issues an exemptive  order permitting  the Trust and the Adviser to adopt a manager of managers  structure, the Adviser may, without shareholder approval, subject to certain conditions and with the  approval  of the Board of  Trustees,  (i) hire,  terminate  or replace
investment   sub-advisers  for  the  Fund,  and  (ii)  change  the  terms  of  a sub-advisory arrangement,  unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously  approved by the  shareholders.  The Trust and Adviser  have applied for such an exemptive order from the SEC.

     The Adviser has entered  into  separate  sub-advisory  agreements  with the
Fund's  sub-adviser  and  compensates  the  sub-adviser  out of  the  investment advisory  fees it receives  from the Fund.  The  sub-adviser  has  discretionary responsibility for investment of the Fund's assets and the portfolio  management of the Fund.

     The sub-adviser and portfolio managers, as described below, are responsible for the day-to-day portfolio management of the Fund:

     DG Capital Management, Inc. ("DG Capital"), located at 260 Franklin Street,
Suite 1600, Boston,  Massachusetts 02110, serves as the sub-adviser to the Fund.
DG Capital also serves as the sub-adviser for the Quaker  Strategic Growth Fund.
DG Capital is registered with the SEC as an investment  adviser  pursuant to the
Advisers Act, and specializes in equity  management.  As of [June 30], 2006, the firm had approximately $[1.8] billion of assets under management.

     The following  individuals  are primarily  responsible  for the  day-to-day management of the Fund:

          Manu  Daftary,  CFA--  President  and Chief  Investment  Officer of DG
     Capital. Mr. Daftary has been a manager of the Fund since its inception. He has primary  responsibility  for the  investments of the Fund. He has final authority over all aspects of the Fund's  investment  portfolio,  including but not limited to, purchase and sale of individual  securities,  portfolio risk  assessment,  and the  management of daily cash balances in accordance with anticipated management requirements.

          Chris  Perras,   CFA--   Portfolio   Manager.   Mr.  Perras  has  been
     co-portfolio  manager of the Fund since its inception,  providing  research and advice on the purchase and sale of individual securities, and portfolio risk  assessment.  From April 1999 to June 2002,  Mr.  Perras was part of a management team at AIM Capital  Management that was responsible for the AIM
     Opportunities Long/ Short funds and AIM's hedge fund products.

More About Sub-Advisers and Portfolio Managers

The Trust's Statement of Additional  Information provides additional information about the sub-adviser and its portfolio managers'  compensation,  other accounts managed  by the  portfolio  managers  and  the  respective  portfolio  manager's ownership of securities in the Fund.

Distributor
     Citco Mutual Fund Distributors, Inc. ("CMFD"), 83 General Warren Boulevard,
Suite 200, Malvern,  Pennsylvania 19355, serves as the distributor and principal underwriter of the Fund's shares.  CMFD is wholly owned by CITCO Group,  Ltd., a
United Kingdom  company,  which also owns Citco Mutual Fund Services,  Inc., the transfer agent and administrator for the Fund.

     CMFD  compensates  financial  services  firms that sell  shares of the Fund pursuant to dealer agreements with CMFD.  Compensation  payments come from sales charges paid by shareholders at the time of purchase (for Class A Shares),  from
CMFD's  resources  (for  Class C Shares)  and from  12b-1  fees paid out of Fund assets.  The Fund has adopted a Distribution Plan (the "Plans") under Rule 12b-1 to pay for distribution and sale of their Class A and Class C Shares.  Under the
Plans,  Class A and Class C Shares pay 12b-1  fees.  Please  see  "Sales  Charge
Schedules" on pages [__] and [__] for details.

     In the case of Class A and C Share  accounts  that  are not  assigned  to a financial  services firm, CMFD retains the entire fee. Should the fees collected under the Plans  exceed the expenses of CMFD in any year,  CMFD would  realize a profit.

     CMFD,  or  the  Fund,  may  also  contract  with  banks,  trust  companies, broker-dealers, or other financial organizations to act as shareholder servicing agents to provide administrative services for the Fund such as:

     o  Processing purchase and redemption transactions.
     o  Transmitting  and receiving monies for the purchase and sale of shares in the Fund.
     o  Answering routine inquires about the Fund.
     o  Furnishing  monthly  and  year-end  statements  and  confirmations  of purchase and sale of shares.
     o  Transmitting periodic reports, updated prospectuses,  proxy statements and other shareholder communications.

     For these  services,  the Fund pays  fees  that may vary  depending  on the services provided. Fees will not exceed an annual rate of 0.25% of the net daily asset value of the shares of the Fund under the service contract.

III. SHAREHOLDER INFORMATION

Calculating Share Price

     When you buy  shares,  you pay the  "offering  price" for the  shares.  The
"offering  price"  includes any  applicable  sales charge,  and is determined by dividing the net asset value per share ("NAV") by an amount equal to 1 minus the sales charge applicable to the purchase  (expressed in decimals),  calculated to two decimal places using standard rounding  criteria.  The number of Fund shares you will be issued  will equal the  amount  invested  divided by the  applicable offering  price for those  shares,  calculated  to three  decimal  places  using standard rounding criteria.  For example, if the NAV per share is $10.25 and the applicable  sales charge for the purchase is 5.75%,  the offering price would be calculated as follows:  10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals
10.87533,  which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell or exchange  shares of the Fund, you do so at the Fund's NAV, plus any applicable Contingent Deferred Sales Charge ("CDSC").

The value of a mutual fund is  determined  by deducting  the fund's  liabilities from the total  assets of the  portfolio.  The NAV per  share is  determined  by dividing the total net asset value of the Fund's  share class by the  applicable number of shares outstanding per share class.

The Fund  calculates its NAV per share each business day at the close of trading on the New York Stock Exchange  ("NYSE"),  which is generally 4:00 p.m.  Eastern time.  The Fund  does not  calculate  its NAV on days  the  NYSE is  closed  for trading,  which include New Year's Day, Martin Luther King Jr. Day,  President's
Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day
and Christmas Day.

When  determining  its  NAV,  the Fund  values  cash  and  receivables  at their realizable  amounts,  and  records  interest  as accrued  and  dividends  on the ex-dividend date. The Fund generally  utilizes two independent  pricing services to assist in  determining a current  market value for each  security.  If market quotations are readily available for portfolio securities listed on a securities exchange  or on the  Nasdaq  National  Market  System,  the  Fund  values  those securities  at the last quoted sale price or the official  closing  price of the day,  respectively,  or, if there is no reported  sale,  within the range of the most  recent  quoted  bid and  ask  prices.  The  Fund  values  over-the-counter portfolio  securities within the range of the most recent bid and ask prices. If portfolio  securities trade both in the  over-the-counter  market and on a stock exchange, the Fund values them according to the broadest and most representative market.

     Requests to buy and sell shares are  processed  at the NAV next  calculated after we receive your request in proper form.

Fair Valuation

     o    Individual  Securities.   The  Fund  expects  to  price  most  of  its
          securities  based on the current  market  values as  discussed  above.
          Securities  and assets for which  market  quotations  are not  readily available  will be valued at fair value.  The types of securities  for which such fair value  pricing may be necessary  include,  but are not limited to: foreign securities,  as discussed below;  securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended;  fixed-income securities for which there is  no  current  market  value  quotation;  and  securities  that  are restricted as to transfer or resale. The need to fair value the Fund's portfolio  securities  may also  result  from low  trading  volume  in foreign markets or thinly traded domestic securities,  such as certain small-cap securities.

          The Fund has adopted fair valuation  procedures to value securities at fair market value in those  circumstances as described above, and have established a Valuation  Committee that is responsible for determining when fair valuing a security is necessary and appropriate.  Securities and assets for which market  quotations are not readily  available may be valued based upon valuation  methods that include:  (i) fundamental analysis  (earnings  multiple,  yield to maturity with respect to debt
          issues,   etc.);   (ii)   discounts  from  market  prices  of  similar
          securities;  (iii) discounts applied due to the nature and duration of
          restrictions  on  the  disposition  of  the  securities;   or  (iv)  a
          combination of these methods. Securities may also be priced using fair value pricing  methods when their closing  prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign  exchange or market but before the Fund's NAV  calculation.
          Once a fair value has been determined by the Valuation Committee,  the
          Board of Trustees will be notified within two (2) business days by the
          Valuation  Committee of such fair value  determination.  The Valuation
          Committee is comprised of the Fund's Chief Compliance  Officer (who is an employee of and the Chief Compliance  Officer of the Adviser),  the
          Chief  Executive  Officer of the Adviser (and President of the Trust),
          the  Chairman of the Trust's  Board of Trustees  and a  representative from the applicable sub-adviser, if any.

     o    Foreign  Securities.  The value of a  foreign  security  is  generally determined as of the close of trading on the foreign stock exchange on which the security is primarily  traded, or as of the close of trading on the NYSE,  if earlier.  The value is then  converted  into its U.S.
          dollar  equivalent at the foreign exchange rate in effect at the close of the NYSE  (generally  4:00 p.m.  Eastern  time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.  Occasionally events may impact the  availability or reliability of the value of a foreign security or the foreign exchange rates used to convert the U.S. dollar  equivalent value.  If such an event  occurs,  the Valuation  Committee  will fair value foreign securities using procedures  established and approved by the Board of Trustees.

     o    Risk of Fair Value Pricing.  Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market  quotations.  There can be no assurance that the Fund could obtain the fair value  assigned to a security if it were to sell the security at  approximately  the time at which the Fund  determines its net  asset  value  per  share.  As a result,  the  Fund's  sale or redemption  of its share at net asset value,  at a time when a holding or holdings are valued at fair value,  may have the effect of diluting or increasing the economic interest of existing shareholders.

Choosing the Appropriate Share Class
     The Fund offers one or more classes of shares. The main differences between each share class are sales  charges,  ongoing fees and investment  minimums.  In choosing  which class of shares to purchase,  you should  consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your  shares.  Each  share  class in the Fund  represents  an interest in the same portfolio of investments in the Fund.  Currently,  the Fund offers Class A and C Shares.

Comparison of Share
Classes
                     Class A                     Class C
Terms                Offered at NAV plus a       Offered at NAV without a front-end
                     front-end                   sales charge, but with a CDSC of
                     Sales charge                1.00% if shares are sold within
                                                 thirteen months after purchase

Ongoing Expenses     Lower than Class C          Higher than Class A

Appropriate for      o  Who prefer a single      o  Who want to invest all money
 Investors           front-end sales charge      immediately, with no front-end sales
                                                 charge
                     o  With a longer            o  With a shorter investment horizon
                     investment horizon
                     o  Who qualify for
                     reduced sales charges on
                     larger investments

                  Minimum Investments for Class A and C Shares

Type of Account              Minimum Investment                 Minimum
                               to Open Account          Subsequent Investments
        Regular                    $2,000                        $100
        IRAs                       $1,000                        $100

Automatic Investment Plan Minimums

Type of Account              Minimum Investment                 Minimum
                               to Open Account          Subsequent Investments
        Regular                    $2,000                        $100
        IRAs                       $1,000                        $100

Reduction or Waiver of Front-End Sales Charges:

Front-end sales charges may be reduced by:
     o    Rights of Accumulation.  You may qualify for a reduced sales charge by aggregating  the net asset  value of any shares you already own of the same  class to the  amount of your next  investment  in that class for purposes of calculating the sales charge. For example,  if you already owned the Fund's  Class A Shares with a combined  aggregate  net asset value of $450,000,  and you decided to purchase an additional  $60,000 of Class A Shares of the Quaker Strategic Growth Fund,  another series of the Trust,  there would be a sales  charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Funds.

     o    Letter  of  Intent.  This  means you can  declare  your  intention  to purchase  shares of the same class over a 13-month  period and receive the same  sales  charge as if you had  bought  all the shares at once.
          Your letter will not apply to  purchases  made more than 90 days prior to the letter.  During the term of your letter of intent, the transfer agent will hold in escrow shares  representing the highest  applicable sales load for the Fund,  or other series of the Trust,  each time you make a purchase.  Any shares you redeem  during that period will count against your  commitment.  If, by the end of your commitment term, you have purchased all the shares you committed to purchase,  the escrowed shares will be released  to you.  If you have not  purchased  the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

     You may need to provide your financial services firm or the Fund's transfer agent with certain  information  about your accounts and the accounts of related parties to take  advantage of the front-end  sales charge  reductions  described above.  In certain  instances,  you may have to provide an account  statement to verify that an account  qualifies for inclusion in the  calculation of the sales charge  reduction.  You also must provide your  financial  services  firm or the
Fund's transfer agent with information  about eligible  accounts held with other broker/dealers  if you want these  accounts  to be used to  calculate  the sales charge  reduction.  Additional  information  about sales  charge  reductions  is available in the Fund's Statement of Additional  Information or from a broker or financial intermediary through which shares of the Fund are sold.

     Please refer to the  Purchase  Application  or consult with your  financial services firm to take advantage of these purchase options.

     Additional information concerning sales load reductions is available in the
Trust's Statement of Additional Information. Information regarding sales charges and the  reduction or waiver of such sales  charges are also  available  free of charge at www.quakerfunds.com.

     Front-end sales charges may be waived...

o    For  purchases  by  fee-based  registered  investment  advisers  for  their clients,  broker/dealers with wrap fee accounts,  or registered  investment advisers or brokers for their own accounts.

o    For employees and employee-related accounts of the Adviser and sub-adviser,
     Trustees and affiliated  persons of the Trust.  Please see the Statement of
     Additional Information for details.

o    For large orders and purchases by eligible plans.  Please see the Statement of  Additional  Information  for details,  including a  description  of the commissions CMFD may advance to dealers for these purchases.

     You need to notify  your  financial  services  firm or the Fund's  transfer agent if you qualify for a waiver.

Contingent Deferred Sales Charges (CDSC)

     Class A Shares  are  subject  to a  front-end  sales  charge at the time of purchase but are not subject to a CDSC on any sale of shares.

     Class C Shares are subject to a CDSC of 1% on shares  sold within  thirteen
(13) months of purchase.

Sales Charge Schedules

Front-End Sales Charges on Class A Shares for the Fund:

                               Sales Charge                   Sales Charge                Dealer
      Amount Invested   (as a % of offering price)   (as a % of net amount invested)   Re-allowance
Less than $50,000                 5.50%                           5.82%                   5.00%
$50,000 to $99,999                4.75%                           4.99%                   4.25%
$100,000 to $249,999              3.75%                           3.90%                   3.25%
$250,000 to $499,999              2.75%                           2.83%                   2.50%
$500,000 to $999,999              2.00%                           2.04%                   1.75%
$1 million or more                1.00%                           1.01%                   0.75%

CDSC on Class C Shares

--------------------------------------------------------------------------------
                                     CDSC as a Percentage of
If you sell Class C                    Redemption Proceeds
Shares within:                          or Original Cost
--------------------------------------------------------------------------------
Thirteen (13) months since purchase           1.00%

Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.
However, Class C Shares pay a 1% 12b-1/service fee (shareholder servicing fee of
0.25% of average  daily net assets  and  distribution  fee of 0.75% per annum of average daily net assets),  payable on a monthly  basis,  of the Fund's  average daily net assets attributable to Class C Shares.

     The CDSC will be waived...

     o    For shares sold from the registered  accounts of persons who have died or become disabled within one year after purchase of shares.

     o    For redemptions  representing  minimum required  distributions from an
          IRA or other  tax-qualified  retirement  plan to a shareholder  who is over 701/2years old. If a shareholder  holds other  investments in the same IRA or plan,  then all  investments  must be distributed on a pro rata basis.

     o    For share sales under the Systematic Withdrawal Plan. No more than 10%
          per year of the account balance may be sold by Systematic  Withdrawal, and the account must have a minimum  $10,000  balance at the beginning of the Systematic Withdrawal Plan.

     o    Pursuant  to the  right of the  Trust  to  liquidate  a  shareholder's account.

     o    For exchanges between same share classes of other series of the Trust.

     For detailed rules applicable to CDSC waivers, please read the Statement of
     Additional Information.

     You need to notify  your  financial  services  firm or the Fund's  transfer agent if you qualify for a waiver.

     Note: When you send a redemption  request to the Trust,  unless you specify otherwise,  Fund shares not subject to the CDSC are redeemed first,  then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.

12b-1 Distribution and Service Fees
     o    The  12b-1  Plans  adopted  by the  Trust  for the Class A and Class C
          Shares  permit  each Fund to pay  distribution  and other fees for the sale and  distribution  of its shares  and for  services  provided  to shareholders.
     o    Because  these fees are paid out of Fund assets on an on-going  basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Revenue Sharing

     The  Adviser  may make  payments  for  marketing,  promotional  or  related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund.  These  payments are often  referred to as "revenue  sharing payments."  The level of such  payments  may be based on factors  that  include, without  limitation,  differing  levels  or types of  services  provided  by the intermediary,  the expected  level of assets or sales of shares,  providing  the
Fund with "shelf  space" or placing of some or all of the Fund on a  recommended or preferred  list,  access to an  intermediary's  personnel and other  factors.
Revenue sharing payments are paid from the Adviser's own legitimate  profits and its own  resources  (not from the Fund) and may be in addition to any Rule 12b-1 payments  that are paid.  The Board of  Trustees  of the  Trust  monitors  these revenue sharing arrangements as well as the payment of advisory fees paid by the
Fund to the  Adviser  to  ensure  that the  level of such  advisory  fees do not involve the indirect use of the Fund's assets to pay for marketing,  promotional or related  services.  Because revenue sharing payments are paid by the Adviser, and not from the Fund's  assets,  the amount of any revenue  sharing  payment is determined by the Adviser.

     Payments  may be based on current  or past  sales,  current  or  historical assets, or a flat fee for specific  services  provided.  In some  circumstances, such  payments may create an incentive for an  intermediary  or its employees or associated  persons to  recommend  or sell  shares of a  particular  Fund to you instead of recommending shares offered by competing investment companies.

     Contact your  financial  intermediary  for details  about  revenue  sharing payments.

     Notwithstanding  the revenue sharing payments  described above, the Adviser
and  all   sub-advisers   to  the  Fund  are  prohibited   from   considering  a
broker-dealer's   sale  of  any  of  the  Fund's   shares,   in  selecting  such
broker-dealer  for the execution of a Fund's portfolio  transactions,  except as may be specifically permitted by law.

Registration of Share Classes

     Not all share classes of the Fund are  qualified or registered  for sale in all  states.  Shares of the Fund may not be offered or sold in any state  unless registered  or  qualified  in that  jurisdiction  or  unless an  exemption  from registration  or  qualification  is available.  Investors  should  inquire as to whether  shares of a  particular  Fund are  available  for offer and sale in the investor's state of residence.

     All purchases must be made in U.S. dollars and checks must be drawn on U.S.
financial  institutions.  No cash,  credit  cards or third party  checks will be accepted.  A fee may be assessed  against  your  account  for any payment  check returned to the Transfer Agent or for any incomplete  electronic funds transfer, or for insufficient  funds, stop payment,  closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predestinated bank account on the day of purchase,  the Fund  reserves the right to cancel the purchase.  If your purchase is canceled,  you will be responsible for any losses or fees  imposed by your bank and losses  that may be  incurred as a result of a decline in the value of the canceled  purchase.  The Fund (or its agent) has the authority  to  redeem  shares  in your  account(s)  from the  Fund to cover  any resulting  losses  due to  fluctuations  in  share  price.  Any  profit  on such cancellation will accrue to the Fund.

     Your  investment  in the Fund  should be  intended  to serve as a long-term investment  vehicle.  The Fund is not  designed  to provide  you with a means of speculating  on the  short-term  fluctuations  in the  stock  market.  The Trust reserves the right to reject any purchase  request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Trust also reserves the right to stop offering shares of any Fund at any time.

Opening and Adding To Your Account

     You can invest in the Fund by mail, wire transfer and through participating financial  service  professionals  as set forth below.  Federal law requires the
Trust to obtain,  verify and record  information that identifies each person who opens an account.  When opening your account,  you will be asked to provide your name,  address,  date of birth (as applicable) and other  information so that we may identify you. If this information is not provided,  the Trust will be unable to open your account. After you have established your account, you may also make subsequent  purchases by  telephone.  You may also invest in the Fund through an automatic  payment  plan.  Any questions you may have can be answered by calling the Fund, toll free, at 1-800-220-8888.

Purchases through Financial Service Organizations

     You may purchase shares of the Fund through participating brokers, dealers, and other financial  professionals.  Simply call your investment professional to make  your  purchase.  If you are a  client  of a  securities  broker  or  other financial  organization,  you should note that such  organizations  may charge a separate fee for administrative  services in connection with investments in Fund shares and may impose account  minimums and other  requirements.  These fees and requirements  would be in  addition  to those  imposed  by the Fund.  If you are investing  through a securities broker or other financial  organization,  please refer  to its  program  materials  for  any  additional  special  provisions  or conditions  that may be different from those  described in this  Prospectus (for example,  some  or all of the  services  and  privileges  described  may  not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares by Mail

     To  purchase  shares  by mail,  simply  complete  the  Account  Application included with this Prospectus,  make a check payable to the Fund of your choice, and mail the Account Application and check to:

                             Quaker Investment Trust
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

For Overnight or Special Delivery:

                             Quaker Investment Trust
                      c/o Citco Mutual Fund Services, Inc.
                       83 General Warren Blvd., Suite 200
                                Malvern, PA 19355

     Your purchase  order,  if  accompanied  by payment,  will be processed upon receipt  by  Citco  Mutual  Fund  Services,  Inc.,  the  Fund's  transfer  agent
("Transfer Agent"). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally  4:00 p.m.  Eastern time),  your shares will be purchased at the Fund's offering price calculated at the close of regular  trading on that day.  Otherwise,  your shares will be  purchased at the offering  price  determined  as of the  close  of  regular  trading  on the next business day.

Purchasing Shares by Wire Transfer

     To make an initial purchase of shares by wire transfer,  take the following steps:

     1.   Call 1-800-220-8888 to inform us that a wire is being sent.
     2.   Obtain an account number from the Transfer Agent.
     3.   Fill out, fax (610-296-8516), then mail the Account Application to the
          Transfer Agent
     4.   Ask your bank to wire funds to the account of:

                       Wachovia Bank, National Association
                                  Avondale, PA
                                 ABA # 031201467
                        For Credit to Acct #2000014666991
                   For Further Credit to (Your Name & Acct. #)

     Include your name(s),  address and taxpayer identification number or social security  number on the wire.  The wire should  state that you are opening a new
Fund account.
     To make subsequent purchases by wire, ask your bank to wire funds using the instructions  listed  above,  and be sure to include your account  number on the wire transfer instructions.

     If you purchase Fund shares by wire,  you must complete and file an Account
Application  with the Transfer  Agent before any of the shares  purchased can be redeemed.  Either fill out and mail the Account  Application  included with this
Prospectus,  or call the Transfer  Agent and they will send you an  application.
You should  contact your bank (which must be a commercial  bank that is a member of the  Federal  Reserve  System)  for  information  on  sending  money by wire, including any charges that your bank may make for these services.

Telephone Purchases

     In  order  to be  able  to  purchase  shares  by  telephone,  your  account authorizing such purchases must have been  established  prior to your call. Your initial  purchase of shares may not be made by  telephone.  Shares  purchased by telephone will be purchased at the per share  offering  price  determined at the close of business on the day the Transfer  Agent  receives  payment  through the
Automated Clearing House ("ACH"). Call the Fund for details.

     You may make  purchases by telephone  only if you have an account at a bank that is a member of the ACH. Most transfers are completed  within three business days of your call.  To preserve  flexibility,  the Trust may revise or eliminate the  ability  to  purchase  Fund  shares by phone,  or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

     The Trust's Transfer Agent employs certain  procedures  designed to confirm that  instructions  communicated  by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal  identification prior to acting upon telephonic instructions, providing written confirmations of all such  transactions,  and/or  tape  recording  all  telephonic  instructions.
Assuming reasonable procedures such as the above have been followed, neither the
Transfer  Agent nor the Trust will be liable for any loss,  cost, or expense for acting upon telephone  instructions  that are believed to be genuine.  The Trust shall have  authority,  as your agent, to redeem shares in your account to cover any such loss.  As a result of this  policy,  you will bear the risk of any loss unless the Trust  and/or the  Transfer  Agent have  failed to follow  procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer
Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

     The Fund  reserves  the  right to  reject  applications  for  shares  under
circumstances  or  in  amounts   considered   disadvantageous  to  shareholders.
Applications will not be accepted unless they are accompanied by payment in U.S.
funds.  Payment must be made by wire  transfer,  check or money order drawn on a
U.S. bank, savings & loan or credit union. The Fund's Custodian may assess a fee against your  account,  in addition to any loss  sustained by the Fund,  for any check payment returned to the Custodian for insufficient funds.

     If you place an order for Fund shares through a securities  broker, and you place your order in proper form before 4:00 p.m.  Eastern  time on any  business day in accordance with their procedures,  your purchase will be processed at the offering  price  calculated at 4:00 p.m. on that day, if the  securities  broker then  transmits  your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time).  The securities  broker must send to the Transfer Agent immediately  available funds in the amount of the purchase price within three business days for the order.

     Federal   regulations   require  that  you  provide  a  certified  taxpayer
identification  number  whenever  you open or reopen an  account.  Congress  has mandated that if any shareholder fails to provide and certify to the accuracy of the  shareholder's  social  security  number  or other  taxpayer  identification number,  the Trust will be required to withhold a percentage,  currently 28%, of all dividends,  distributions and payments,  including redemption  proceeds,  to such shareholder as a backup withholding procedure.  The Fund also must withhold if the IRS instructs it to do so.

Frequent/Short-Term Trading or Market Timing

     The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect,  discourage  and prevent  short-term  or frequent  trading
(often  described as "market  timing") in the Fund.  The policies and procedures are described below.

     The Fund is not  designed for  professional  market  timing  organizations, individuals,  or entities  using  programmed  or frequent  exchanges  or trades.
Frequent exchanges or trades may be disruptive to the management of the Fund and can raise their expenses. The Fund, through its principal underwriter,  reserves the right to reject or restrict any specific purchase and exchange requests with respect  to market  timers  and  reserves  the right to  determine,  in its sole discretion,  that an  individual,  group or  entity  is or has acted as a market timer.

     The Fund may be more or less affected by short-term trading in Fund shares, depending on various  factors such as the size of the Fund, the amount of assets the Fund  typically  maintains in cash or cash  equivalents,  the dollar amount, number,  and  frequency of trades in Fund shares and other  factors.  The Fund's investments in foreign  securities may be at greater risk for excessive trading.
Investors  may attempt to take  advantage  of  anticipated  price  movements  in securities  held by the Fund  based on  events  occurring  after  the close of a foreign  market  that may not be  reflected  in the Fund's NAV  (referred  to as
"arbitrage market timing"). Arbitrage market timing may also be attempted in the
Fund that hold  significant  investments  in  small-cap  securities,  high-yield
(junk) bonds and other types of investments  that may not be frequently  traded.
There  is  the  possibility   that  arbitrage   market  timing,   under  certain
circumstances,  may dilute the value of Fund  shares if  redeeming  shareholders receive  proceeds (and buying  shareholders  receive  shares) based on net asset values that do not reflect appropriate fair value prices.

     The Fund  currently  uses  several  methods  to  reduce  the risk of market timing.  These methods include:  (i) committing staff to selectively review on a continuing  basis recent trading  activity in order to identify trading activity that  may be  contrary  to this  market  timing  policy;  and (ii)  seeking  the cooperation  of financial  intermediaries  to assist the Fund in monitoring  and identifying market timing activity.

     Investors who place transactions through the same financial intermediary on an omnibus  account  basis may be deemed part of a group for the purpose of this policy and their  orders may be  rejected  in whole or in part by the Fund.  The
Fund,  however,  cannot always identify or detect excessive  trading that may be facilitated by financial  intermediaries  or made difficult to identify  through the use of omnibus  accounts by those  intermediaries  that  transmit  purchase, exchange  and  redemption  orders  to the  Fund,  and  thus  the  Fund  may have difficulty curtailing such activity.

     Some investors own their shares in the Fund through  omnibus  accounts at a financial  institution.  In such  cases,  the Fund may not know the  identity of individual beneficial owners of the Fund's shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the
Fund reviews all trading activity on behalf of omnibus  accounts.  If any abuses are suspected,  the Fund will contact the intermediary to determine  whether the
Fund's policy has been violated and if so, to take  appropriate  action to deter future abuses of the policy.  The Fund may  permanently or for a specific period of time bar any such accounts from further purchases of Fund shares.  The Fund's ability to impose  restrictions and deter abuses with respect to accounts traded
through   particular   intermediaries   may  vary   depending   on  the  systems
capabilities,  applicable  contractual and legal restrictions and cooperation of those intermediaries.

Preventive Measures

     In  the  event  that  the  Fund's   principal   underwriter   or  financial
intermediaries  determine,  in their  sole  discretion,  that a  shareholder  is engaging in excessive or market timing  activity that may be harmful to the Fund or its shareholders,  the Fund may, in its discretion, take one of the following steps to stop such activity:  (i) notify the shareholder of the trading activity that has  been  deemed  to be  excessive  or  identified  to be a market  timing activity, and request that the shareholder not continue with such activity; (ii)
require all future purchase and redemption  instructions by such  shareholder to be submitted via regular mail; or (iii) reject  additional  purchase or exchange orders by the offending shareholder.

How to Sell Shares

     You may  sell  shares  on any day the  NYSE is open,  either  through  your financial  services  firm  or  directly,  through  the  Fund's  transfer  agent.
Financial  services firms must receive your sell order before 4:00 p.m.  Eastern
Time, and are  responsible  for furnishing  all necessary  documentation  to the
Transfer Agent.

     The Fund has fair value pricing  procedures in place.  See "Fair Valuation"
on page [__].  By fair valuing a security  whose price may have been affected by events occurring after the close of trading in its respective  market or by news after the last market pricing of the security,  the Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security.  These procedures are intended to help ensure that the prices at which
Fund shares are purchased  and redeemed are fair,  and do not result in dilution of shareholder interests or other harm to shareholders.

To Sell Shares by Mail

Redemption requests should be mailed via U.S. mail to:

                             Quaker Investment Trust
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

or by overnight or special delivery to:

                             Quaker Investment Trust
                      c/o Citco Mutual Fund Services, Inc.
                       83 General Warren Blvd., Suite 200
                                Malvern, PA 19355

     The selling price of the shares being redeemed will be the Fund's per share
NAV next  calculated  after  receipt of all required  documents in "Good Order."
"Good Order" means that the request must include:

     1.   Your account number;
     2.   The number of shares to be sold  (redeemed) or the dollar value of the amount to be redeemed;
     3.   The signatures of all account owners exactly as they are registered on the account;
     4.   Any required medallion signature guarantees; and
     5.   Any  supporting  legal  documentation  that is required in the case of estates, trusts,  corporations or partnerships and certain other types of accounts.

     Payment  of  redemption  proceeds  will be made no  later  than  the  seven business day after the valuation date unless  otherwise  expressly agreed by the parties at the time of the transaction.

Signature Guarantees.  A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     (a)  if you change the ownership on your account;
     (b)  when you want the redemption proceeds sent to a different address than is registered on the account;
     (c)  if the  proceeds  are to be made  payable  to  someone  other than the account's owner(s);
     (d)  any redemption transmitted by federal wire transfer to your bank; and
     (e)  if a change  of  address  request  has been  received  by the Trust or
          Transfer Agent within 15 days prior to the request for redemption.

     In addition,  signature  guarantees  are required  for all  redemptions  of
$25,000 or more from any Fund  shareholder  account.  A  redemption  will not be processed  until the  signature  guarantee,  if  required,  is received in "Good
Order."

     Signature  guarantees  are  designed to protect both you and the Trust from fraud. To obtain a signature guarantee,  you should visit a bank, trust company, participant in the Securities Transfer Association  Medallion Program ("STAMP"),
the Stock  Exchanges  Medallion  Program  ("SEMP") or the NYSE,  Inc.  Medallion
Signature Program ("MSP"). A notary public cannot provide signature  guarantees.
Guarantees must be signed by an authorized  person at one of these  institutions and be accompanied by the words "Signature Guarantee."

To Sell Shares by Phone

     You  may  redeem   your   shares  in  the  Fund  by  calling  the  Fund  at
1-800-220-8888  if you  elected  to use  telephone  redemption  on your  Account
Application when you initially  purchased  shares.  Redemption  proceeds must be transmitted  directly  to you or to your  pre-designated  account  at a domestic bank.  You may not redeem by telephone  if a change of address  request has been received by the Trust or the Transfer  Agent within 15 days prior to the request for  redemption.  During  periods of  substantial  economic  or market  changes, telephone  redemptions  may be  difficult  to  implement.  If you are  unable to contact  the  Fund by  telephone,  shares  may be  redeemed  by  delivering  the redemption  request in person or by mail.  You should  understand  that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone  service may mean that you will be unable to effect a redemption by telephone if desired.

     If you  purchase  your shares by check and then  redeem your shares  before your check has cleared,  the Fund may hold your  redemption  proceeds until your check clears, or for 15 days, whichever comes first.

     You may request the redemption proceeds be wired to your designated bank if it is a member bank or a  correspondent  of a member bank of the Federal Reserve
System.  The Trust's  Custodian  may charge a fee  (currently  $25) for outgoing wires.

Involuntary Redemptions

     Your  account may be closed by the Trust if,  because of  withdrawals,  its value falls below $2,000. With respect to involuntary redemptions:

     o    You will be asked by the  Trust to buy more  shares  within 30 days to raise your  account  value above  $2,000.  If you do not do this,  the
          Trust may redeem your account and send you the proceeds.  You will not owe any CDSC on the proceeds of an involuntarily redeemed account.

     o    If you draw your account  below $2,000 via the  Systematic  Withdrawal
          Plan (see "Account Services," below), your account will not be subject to involuntary redemption.

     o    Involuntary  redemption  does not  apply  to  retirement  accounts  or accounts maintained by administrators in retirement plans.

     o    No account will be closed if its value drops below  $2,000  because of
          Fund performance, or because of the payment of sales charges.

How to Exchange Shares

     Generally,  you may  exchange  your  shares of the Fund for the same  share class of any other series of the Trust without  incurring any  additional  sales charges.  In addition,  shareholders  of Class A Shares of the Fund may exchange into Class I Shares of Quaker Reserve Money Market Account,  and shareholders of
Class C Shares of the Fund may exchange  into Class II Shares of Quaker  Reserve
Money Market Account  without  incurring any  additional  sales charges (Class I
Shares of Quaker  Reserve Money Market Account and the Class II Shares of Quaker
Reserve  Money Market  Account  will be referred to herein as the "Money  Market
Account shares.")

     If you  exchange  shares of the Fund that are subject to a CDSC into shares of another series of the Trust or a Money Market Account,  we will calculate the holding period for purposes of calculating  the CDSC from the date you made your original purchase and not the date you exchanged your shares.

     Money Market Account  shares are available  only as an exchange  option for
Fund shareholders.  Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load.  Money Market  Account  shares are not offered by this  Prospectus but are available  through an arrangement  between CMFD and The Reserve.  Please contact the Trust or your financial  professional  to receive a prospectus for the Money
Market Account.

     An exchange involves the simultaneous  redemption of shares of the Fund and purchase of shares of another  series of the Trust at the Fund's and the series'
respective  closing NAV next  determined  after a request for  exchange has been received,  and is a taxable  transaction.  You may direct the Trust to  exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name  appears on your  account  and it must also  provide  your  account number,  number of shares to be exchanged,  the names of the series of the Trust to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.

Account Services

     You may select the following account services on your Purchase Application, or at any time thereafter, in writing.

     o    Dividend  Reinvestment.   Automatic,   unless  you  direct  that  your
          dividends be mailed to you. The Fund may make distributions of its net realized  capital gains (after any  reductions  for capital loss carry forwards),  generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

     o    Systematic  Withdrawal  Plan.  For accounts with a minimum of $10,000, you may order a  specific  dollar  amount  sale of  shares at  regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $100  per  systematic  withdrawal  per  payment.  The  Fund has the capacity of  electronically  depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account  Application,  or is  available by calling the
          Trust.  If you prefer to receive  systematic  withdrawal  proceeds  in cash, or if such proceeds are less than the $5,000  minimum for a bank wire,  checks will be made  payable to the  designated  recipient  and mailed  within  7  days  of the  valuation  date.  If  the  designated recipient is other than the registered  shareholder,  the signature of each  shareholder  must be guaranteed on the Account  Application (see
          "Signature  Guarantees").  A corporation  (or  partnership)  must also submit a "Corporate  Resolution" (or  "Certification  of Partnership")
          indicating  the  names,  titles  and  required  number  of  signatures authorized  to act on its  behalf.  The  Account  Application  must be signed by a duly authorized officer(s) and the corporate seal affixed.
          No redemption fees are charged to shareholders  under this plan. Costs in conjunction  with the  administration  of the plan are borne by the
          Fund.  Shareholders  should be aware that such systematic  withdrawals may deplete or use up entirely their initial investment and may result in realized  long-term  or  short-term  capital  gains or losses.  The
          Systematic  Withdrawal Plan may be terminated at any time by the Trust upon sixty days written notice or by a shareholder upon written notice to the Fund. Account  applications and further details may be obtained by calling  the Trust at  800-220-8888  or by writing to the  Transfer
          Agent.

     o    Automatic  Investment  Plan.  You may order a specific  dollar  amount
          purchase  of  shares  at  regular   intervals   (monthly,   quarterly,
          semi-annually or annually),  with payments made electronically from an account you  designate at a financial  services  institution.  You can take  advantage  of the plan by filling out the  Automatic  Investment
          Plan application  included with this  Prospectus.  You may only select this option if you have an account  maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the
          Plan. The Fund may alter,  modify,  amend or terminate the Plan at any time,  but will notify you at least thirty (30) days  beforehand if it does so. For more information, call the Fund at 1-800-220-8888.

Dividends and Tax Matters

     The Fund has elected to be treated as a regulated  investment company under
Subchapter M of the Internal  Revenue Code. As a regulated  investment  company, the Fund  generally  pays no  federal  income  tax on the  income  and  gains it distributes  to you. The amount of any  distribution  will vary, and there is no guarantee  the Fund  will pay  either  an  income  dividend  or a  capital  gain distribution. The Fund generally distributes to shareholders, at least annually, usually in December,  substantially all of its net investment income and capital gains, if any, realized from sales of the Fund's portfolio securities.

     Unless you invest in a  tax-deferred  retirement  account (such as an IRA), you should be careful to consider  the tax  implications  of buying  shares of a
Fund just prior to a  distribution.  This is known as "buying a  dividend."  The price of such shares includes the amount of any forthcoming distribution and you will be receiving, in the form of a taxable distribution, a portion of the money you just  invested  (even if the  distribution  is invested in  additional  Fund shares).

     In general,  if you are a taxable investor,  Fund distributions are taxable to you at either  ordinary  income or capital  gains.  This is true  whether you reinvest your  distributions  in additional Fund shares or receive them in cash.
Every  January,  you will  receive a  statement  that  shows  the tax  status of
distributions  you  received  for  the  previous  year.  Taxable   distributions
generally  are  included in your gross income for the taxable year in which they are received.  However,  distributions  declared in December but paid in January are taxable as if they were paid in December.

     For federal income tax purposes,  Fund  distributions of short-term capital gains are taxable to you as ordinary  income.  Fund  distributions  of long-term capital  gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund
may  be  qualified   dividend   income   eligible  for  taxation  by  individual
shareholders  at long-term  capital gain rates provided  certain  holding period requirements are met.

     A sale or redemption of Fund shares is a taxable event and, accordingly,  a capital gain or loss may be  recognized.  For tax purposes,  an exchange of your
Fund shares for shares of a different Fund is the same as a sale.

     Fund  distributions and gains from the sale or exchange of your Fund shares generally  are  subject  to state and local  taxes.  Non-U.S.  investors  may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification  requirements.  You  should  consult  your tax  advisor  about the federal,  state,  local or foreign tax  consequences  of your  investment in the
Fund.

General Information

     The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares  purchased,  relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

     In  reports  or  other  communications  to  investors,  or  in  advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare their  performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services,  Inc. or similar nationally recognized  rating services and financial  publications that monitor mutual fund performance.  The Fund may also, from time to time, compare their performance to the one or more appropriate indices.

     According to the law of  Massachusetts  under which the Trust is organized, and the Trust's Amended and Restated Declaration of Trust and by-laws, the Trust is not required to hold an annual meeting of shareholders  unless required to do so  under  the  Investment  Company  Act  of  1940,  as  amended  ("1940  Act").
Accordingly, the Trust will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders do have the right to call a meeting of shareholders  for the  purpose  of voting to remove  directors.  The Trust  will render  assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act, as amended.

     Protecting  your personal  information  is a priority for the Trust and our privacy  policy has been  designed  to  support  this  objective.  The Trust may collect non-public personal information from you in the following ways:

     1.   From  information  provided  by you on  applications  or  other  forms submitted to the Trust or to the Transfer Agent; and

     2.   From information arising from your investment in the Fund.

     The Trust utilizes electronic,  procedural and physical controls in keeping with industry standards and procedures. For example, the Trust authorizes access to your personal and account  information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

     The Trust does not disclose any non-public personal  information about you, except as permitted or required by law. For example,  the Trust has entered into arrangements with the Adviser, Transfer Agent, the Fund's principal underwriter, and  sub-advisers  to  provide  investment  advisory,  administrative  and other services,  and the Trust may disclose  information about you or information that you have provided to the Fund to these  parties in connection  with each party's responsibilities to the Fund.

     The  Board of  Trustees  of the Trust has  approved  a Code of Ethics  (the
"Code")  for  the  Trust,   Adviser,   sub-advisers  and  the  Fund's  principal
underwriter.  Each Code governs the personal  activities of persons who may have knowledge of the  investment  activities  of the Fund,  requires  that they file regular reports concerning their personal securities transactions, and prohibits activities  that might result in harm to the Fund. The Board is responsible  for overseeing the  implementation  of each Code. The Trust has filed copies of each
Code with the SEC.  Copies of each Code may be reviewed  and copied at the SEC's
Public  Reference  Room in  Washington,  DC. Each Code is also  available on the
SEC's  EDGAR  database  at the  SEC's  web site  (www.sec.gov).  Copies  of this information  can be obtained,  after  paying a  duplicating  fee, by  electronic request (publicinfo@sec.gov),  or by writing the SEC's Public Reference Section,
Washington, DC 20549-0102.

     The Board of Trustees of the Trust has also approved anti-money  laundering procedures  which it  believes  are  reasonably  designed  to detect and prevent attempts to utilize the Fund for illegal purposes. Day to day responsibility for the  monitoring of such  activities  has been  delegated to the Transfer  Agent, subject to Board oversight and periodic independent audit.

Selective Disclosure of Portfolio Holdings
     A description of the Fund's  policies and procedures  regarding the release of portfolio  holdings  information is available (i) in the Trust's Statement of
Additional Information, and (ii) on the Trust's website at www.quakerfunds.com.

IV. FINANCIAL HIGHLIGHTS

No financial  information is presented for the Fund because it had not commenced operations prior to the date of this Prospectus.

PRIVACY NOTICE

     Your personal privacy is important.  At Quaker Investment Trust,  including its subsidiaries and affiliated  entities,  we recognize that whether you are an existing  customer  or are  considering  a  relationship  with  us,  you have an interest  in how we  collect,  retain  and use  information  about  you and your relationship with us.

     We are committed to protecting your confidential information. We do this by
maintaining   standards  and  procedures  designed  to  prevent  the  accidental disclosure of such information  and/or its misuse.  Our Customer Privacy Policy, which  outlines how we accomplish  the  protection of your  information,  is set forth below.

I.   Information Collection

We may collect  "non-public  personal  information" about you from the following sources:

o    Information we receive from you on Account  Applications  and other account forms you provide to us;

o    Information  about your  transactions  with us, our  affiliates,  and other entities;

o    Information we receive from third parties, such as credit bureaus, the IRS, and others.

"Non-public  personal  information" is non-public  information about you that we obtain in connection  with providing a financial  product or service to you. For example,  non-public personal information  includes  information  regarding your account balance, shares held, which funds you own, your investment history, etc.

II.  Information Use & Sharing with Third Parties

     We are permitted  under law to share  information  about our experiences or transactions  with you or your  account  (such as your account  balance,  shares owned,  and investment  history) with  affiliates.  We may also share additional information  about you or your  account  (such as  information  we receive  from account applications and other  correspondence)  with our affiliates.  We do not disclose  information to our affiliates that does not directly relate to our, or our affiliates', experiences or transactions with your account.

     We are also permitted under law to disclose  non-public  information  about you to  "non-affiliated  third parties" in certain  circumstances.  We may share certain  kinds of  customer  information  with  these  third  parties  solely to facilitate the offering,  administration collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such  information to execute our  Confidentiality  and Consumer Privacy
Protection  Agreement.  Under that  agreement,  those parties are not allowed to release,  use for their own purposes,  or sell, transfer or provide any customer information we share with them to any other party.

     You  should be aware  that  there  may be  occasions  where we are  legally
required  to  disclose   information  about  you,  such  as  in  response  to  a
governmental or court order.

     If you decide to close your account with us, we will  continue to adhere to these privacy  policies.  Lastly,  we do not sell  customer  lists or individual customer information.

III. Security Standards
     At Quaker Investment Trust and our affiliates,  employee access to customer information is authorized for business  purposes only and only for employees who need to know such  information.  We regularly train our employees on privacy and privacy security,  and we have established and continuously  maintain  standards and procedures to protect the privacy of your information.

     When you use our on-line (Internet)  products and services,  we may collect information  about you to  personalize  our services to you, but we do not share any  such  information  or your  email  information  to  anyone  other  than our affiliates, unless compelled to do so under law.

IV.  Accuracy

     We continually  strive to maintain complete and accurate  information about you and your  accounts.  Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your  concerns  and correct any  inaccuracies.  We will also  confirm to you the actions we have taken  concerning your account.  You may also write to us at the
Quaker Funds, Inc., c/o Citco Mutual Fund Distributors,  Inc., 83 General Warren
Boulevard, Suite 200, Malvern, Pennsylvania 19355.

HOW TO GET MORE INFORMATION

Additional information about the          A copy of your requested
Fund is available in the Trust's          document(s) will be mailed
latest Audited Annual Report, dated       to you within three days of
June 30, 2006 and Statement of            your request.
Additional Information (SAI).  The
SAI contains more detailed                The SAI, annual and
information on all aspects of the         semi-annual reports are
Fund.  A current SAI, dated               also available, free of
October 28, 2005 has been filed           charge, on the Trust's
with the SEC and is incorporated by       website at
reference into this Prospectus.           www.quakerfunds.com.
The Trust's Audited Annual Report         Information about the Fund
contains audited financial                (including the SAI) can
information concerning the Trust's        also be reviewed and copied
series and discussion relating to         at the SEC's Public
the factors that affected each            Reference Room in
series' performance during the            Washington, DC, and
series' last fiscal year.                 information concerning the
                                          operation of the Public
To receive information without            Reference Room may be
charge concerning the Fund or to          obtained by calling the SEC
request a copy of the SAI, annual         at 1-202-942-8090.
and semi-reports relating to the          Information about the Fund
Fund, please contact the Trust at:        is also available on the
                                          SEC's EDGAR database at the
                                          SEC's web site
                                          (www.sec.gov).  Copies of
                                          this information can be
                                          obtained, after paying a
                                          duplicating fee, by
                                          electronic request
                                          (publicinfo@sec.gov), or by
                                          writing the SEC's Public
                                          Reference Section,
                                          Washington, DC 20549-0102.

Quaker Investment Trust
c/o Citco Mutual Fund Distributors, Inc.
83 General Warren Blvd.
Suite 200
Malvern, PA 19355
1-800-220-8888

Not all share classes of the Quaker Funds are  qualified or registered  for sale in all states. Shares of the Fund may not be offered or sold in any state unless registered  or  qualified  in that  jurisdiction  or  unless an  exemption  from registration  or  qualification  is available.  Investors  should  inquire as to whether  shares of the Fund are available  for offer and sale in the  investor's state of residence.

[QUAKER(R) FUNDS LOGO]                      Investment Company Act No. 811-06260
                                                                     QGGL XX2006

       Preliminary Statement of Additional Information dated June 28, 2006
                              Subject to Completion

                            QUAKER(R)INVESTMENT TRUST

                              309 TECHNOLOGY DRIVE
                           MALVERN, PENNSYLVANIA 19355
                               TEL: (800) 222-8888

                       STATEMENT OF ADDITIONAL INFORMATION

                                [_________], 2006

     This  Statement of  Additional  Information  pertains to the Quaker  Global
Growth Fund (the "Fund"),  which is a separate series of Quaker Investment Trust
(the "Trust"),  an open-end investment management company. The Trust also offers shares in others  series  pursuant to a separate  prospectus  and  statement  of additional information.

     This Statement of Additional  Information,  which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Fund's
Prospectus, dated [__________], 2006 ("Prospectus").

     You may obtain a copy of the Prospectus, the Annual Report to Shareholders, the  Semi-Annual  Report to  Shareholders  free of charge  and make  shareholder inquiries by writing to Quaker Investment Trust, c/o Citco Mutual Fund Services,
Inc.,  83 General  Warren Blvd.,  Suite 200,  Malvern,  PA 19355,  or by calling
1-800-220-8888.

  INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
     INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
           INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISKS, INCLUDING
                         THE POSSIBLE LOSS OF PRINCIPAL.

      THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. THESE
     SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH
     THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN
     OFFER TO SELL THESE SECURITIES AND IS NOT A SOLICITING AN OFFER TO BUY
     THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES.........................................
Investment Policies
   U.S. Government Securities...............................................
   U.S. Government Agency Securities........................................
   Repurchase Agreements....................................................
   When Issued Securities and Delayed-Delivery Transactions.................
   Equity Securities........................................................
   Short-Term Investments...................................................
   Options..................................................................
   Futures Contracts and Related Options....................................
   Money Market Instruments.................................................
   Registered Investment Companies..........................................
   Real Estate Securities...................................................
   Illiquid Securities......................................................
   Master-Feeder Option.....................................................
   iShares Funds............................................................
   Foreign Securities.......................................................
Other Permissible Investments...............................................
   Special Situations.......................................................
Investment Restrictions.....................................................
   Fundamental Investment Restrictions......................................
   Non-Fundamental Investment Restrictions..................................
Portfolio Turnover..........................................................
Valuation of Portfolio Holdings.............................................
DISCLOSURE OF PORTFOLIO HOLDINGS............................................
MANAGEMENT OF THE TRUST.....................................................
Board of Trustees and Officers..............................................
   Interested Trustees and Officers.........................................
   Independent Trustees.....................................................
   Ownership of Fund Shares by Trustees.....................................
Compensation of Trustees and Officers.......................................
   Compensation of Trustees.................................................
   Compensation of Officers.................................................
Committees of the Board.....................................................
   Audit Committee..........................................................
   Nominating Committee.....................................................
Principal Holders of Securities.............................................
INVESTMENT ADVISORY AND OTHER SERVICES......................................
Investment Adviser..........................................................
   Advisory Fees............................................................
Investment Sub-Adviser......................................................
Portfolio Managers..........................................................
   Compensation of Portfolio Managers.......................................
   Other Managed Accounts of Portfolio Managers.............................
   Potential Conflicts of Interest..........................................
Principal Underwriter and Plans of Distribution.............................
   Distributor..............................................................
   Distribution Plan (Rule 12b-1 Plans) ....................................
Custodian...................................................................
Transfer Agent and Administrator............................................
Legal Counsel...............................................................
Independent Registered Public Accounting Firm...............................
Codes of Ethics.............................................................
Proxy Voting Policies.......................................................
Reports to Shareholders.....................................................
BROKERAGE ALLOCATION........................................................

                                       i

Commission Recapture........................................................
Affiliated Transactions.....................................................
SHAREHOLDER INFORMATION.....................................................
Purchases and Sales through Brokers.........................................
Sales Charge Reductions and Waivers.........................................
   Waivers of Front-End Sales Charges.......................................
   Contingent Deferred Sales Charge Waivers.................................
Conversion Feature..........................................................
Redeeming Shares............................................................
   Redemption In-Kind.......................................................
NET ASSET VALUE, DIVIDENDS AND TAXES........................................
   Net Asset Value..........................................................
   Suspension of the Determination of Net Asset Value.......................
   Distributions of Net Investment Income...................................
   Distributions of Capital Gains...........................................
   Effect of Foreign Withholding Taxes......................................
   Information on the Amount and Tax Character of Distributions.............
   Election to be Taxed as a Regulated Investment Company...................
   Excise Tax Distribution Requirements.....................................
   Sales, Exchanges and Redemption of Fund Shares...........................
   U.S. Government Securities...............................................
   Qualified Dividend Income for Individuals................................
   Dividends-Received Deduction for Corporations............................
   Investment in Complex Securities.........................................
   Backup Withholding.......................................................
   Non-U.S. Investors.......................................................

PERFORMANCE INFORMATION.....................................................
DESCRIPTION OF SHARES.......................................................
   Other Expenses...........................................................

FINANCIAL STATEMENTS........................................................

EXHIBITS
Proxy Voting Policies of Sub-Adviser

                                       ii

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

     The  investment  objective  and  strategies of the Fund is described in the
Prospectus  under the "Risk and  Return  Summary"  heading.  Set forth  below is additional information with respect to the investment policies of the Fund.

INVESTMENT POLICIES

     In addition to the primary investment  securities in which the Fund invests as set forth in the  Prospectus,  the Fund may also invest in the following,  to the  extent  that such  investments  do not  violate an  investment  restriction described in the Prospectus or this Statement of Additional Information:

     U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes,
and Treasury Bonds ("U.S.  Government Securities") are direct obligations of the
U.S. Government. As such, these instruments are generally considered to have the highest credit standing.  Securities  backed by the full faith and credit of the
United  States  Government  (direct  obligations)  carry  minimal  credit  risk;
shareholders are generally exposed only to interest rate risk.

     U.S.  Government Agency Securities.  U.S.  Government Agency Securities are
securities issued by  instrumentalities  of the U.S.  Government.  Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.

     Repurchase  Agreements.  In a  Repurchase  Agreement,  the  Fund  purchases securities  subject to the seller's  simultaneous  agreement to repurchase those securities  from the Fund at a specified  time (usually one day) and price.  The repurchase  price  reflects  an  agreed-upon  interest  rate  during the time of investment.  All  Repurchase  Agreements  entered  into  by  the  Fund  must  be collateralized  by  qualifying  securities,  the market values of which equal or exceed 102% of the principal  amount of the money  invested by the Fund, and the
Fund may only enter into  Repurchase  Agreements  with U.S.  banks or qualifying broker/dealers,  provided that the Fund's custodian always has possession of the securities  serving as collateral  for the  Repurchase  Agreements or has proper evidence of book entry receipt of said securities.

     When-Issued  Securities  and  Delayed-Delivery  Transactions.  The Fund may
purchase  securities on a when-issued basis, and may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The
Fund may enter into such transactions when, in the investment adviser's opinion, doing so may secure an  advantageous  yield  and/or price to the Fund that might otherwise be unavailable. The Fund is not limited on the percentage of assets it may commit to such  transactions,  but to minimize  the risks of  entering  into these transactions, when the Fund commits to such transactions, it will maintain a segregated account with its custodian consisting of cash, cash equivalents, or
U.S.  Government  securities,  in an amount equal to the  aggregate  fair market value of its commitments to such transactions.

     Equity  Securities.  The Fund  may  invest  in  common  stock,  convertible preferred stock,  straight  preferred stock, and convertible bonds. The Fund may also invest up to 5% of its net assets in  warrants or rights to acquire  equity securities (other than those acquired in units or attached to other securities).
Stocks held in the portfolio of the Fund will generally be traded on the foreign exchanges.

     Short-Term  Investments.  The Fund also will  normally hold money market or repurchase agreement  instruments for funds awaiting  investment,  to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure,  the Fund may invest up to 100% of its total assets in investment grade bonds,  U.S.  Government  Securities,  Repurchase  Agreements,  or money  market instruments.  When the Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

     Options. The Fund may invest in options on equity securities and securities indices,  and options on futures  contacts.  The primary risks  associated  with these  investments are: (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary  market,  and (2) the risk that changes in the value of the  investment  will not  correlate to changes in the value of the underlying security.  Further,  over-the-counter options can be less liquid than exchange-traded  options.  Accordingly,  the Fund  will  treat  over-the-counter options as illiquid securities. Investing in options involves specialized skills
and  techniques   different  from  those  associated  with  ordinary   portfolio
transactions.  The Fund may  invest  not more  than 10% of its  total  assets in options  transactions.  Options may be  purchased  for hedging  purposes,  or to provide a viable  substitute  for direct  investment  in, and/or short sales of, specific  equity  securities.  The Fund may write  (sell)  stock or stock  index options  only for hedging  purposes or to close out  positions in stock or stock index  options  that the  Fund has  purchased.  The Fund may only  write  (sell)
"covered" options.

     Futures  Contracts  and  Related  Options.  To  hedge  against  changes  in securities  prices or interest  rates,  the Fund may  purchase  and sell various kinds of futures contracts,  and purchase and write call and put options on such futures  contracts.  Permissible  futures  contracts  investments are limited to futures  on  various  equity  securities  and other  financial  instruments  and indices.  The Fund will engage in futures and related options  transactions  for bona-fide hedging or other  non-hedging  purposes as permitted by regulations of the Commodity Futures Trading Commission.

     The  Fund may only  purchase  or sell  non-hedging  futures  contracts,  or purchase or sell related  non-hedging  options,  except for closing  purchase or sale  transactions,  if immediately  thereafter the sum of the amount of initial
margin  deposits  on  the  Fund's  existing   non-hedging  futures  and  related
non-hedging  options  positions,  and the amount of premiums  paid for  existing non-hedging  options on futures  (net of the  amount the  positions  are "in the money")  does not exceed 5% of the  market  value of the  Fund's  total  assets.
Otherwise,  the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

     Money  Market  Instruments.  Money  market  instruments  mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt  securities,  bankers  acceptances and certificates of deposit of domestic  branches of U.S. banks,  and commercial  paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser's opinion.  Money market  instruments  may be purchased  for  temporary  defensive purposes,  to accumulate cash for anticipated  purchases of portfolio securities and to provide for shareholder  redemptions and operating  expenses of the Fund.
For temporary defensive  purposes,  the investment adviser may, when it believes that  unusually  volatile or unstable  economic  and market  conditions  exists, depart from the Fund's normal  investment  approach and invest up to 100% of the net assets of the Fund in these instruments.

     Registered Investment Companies. The Fund may invest up to 10% of the value of its total assets in securities of other  investment  companies.  The Fund may invest  in any  type  of  investment  company  consistent  with  its  investment objective  and  policies.  The  Fund  will  not  acquire  securities  of any one investment company if, immediately  thereafter,  the Fund would own more than 3%
of such company's total outstanding voting securities, securities issued by such company  would  have an  aggregate  value in  excess of 5% of the  Fund's  total assets,  or securities  issued by such company and  securities  held by the Fund issued by other investment  companies would have an aggregate value in excess of
10% of the Fund's total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below).  To the extent the Fund invests in other investment  companies,  the Fund's  shareholders would indirectly pay a portion of the operating costs of those investment companies.

     Real Estate Securities. The Fund may invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest  primarily in  income-producing  real estate or real estate related loans or  interests.  REITs are generally  classified as equity REITs,  mortgage
REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets  directly in real property and derive income  primarily from the  collection  of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated in value.  Mortgage REITs invest the majority of their  assets in real estate  mortgages  and derive  income from the collection  of interest  payments.  REITs are generally  publicly  traded on the national  stock  exchanges and in the  over-the-counter  market and have varying degrees of  liquidity.  Although  there is no  limitation on the amount of REITs that the Fund may acquire, the Fund does not currently anticipate investing more than 5% of its total net assets in REITs within the next 12 months.

     Equity  REITs may be  affected  by changes  in the value of the  underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit  extended  (which may also be  affected by changes in the value of the underlying  property) and by changes in interest rates.  REITs are dependent upon management skills, often have limited  diversification,  and are subject to the  risks  of  financing  projects.  REITs  are  subject  to  heavy  cash  flow dependency,  default by borrowers,  self-liquidation,  and the  possibilities of failing to qualify  for  exemption  from tax for  distributed  income  under the
Internal  Revenue Code of 1986,  as amended (the  "Internal  Revenue  Code") and failing to maintain their  exemptions from the Investment  Trust Act of 1988, as amended.  Certain REITs have relatively small market capitalizations,  which may
result  in  less  market   liquidity  and  greater  price  volatility  of  their
securities.

     Illiquid  Investments.  The Fund may  invest up to 10% of its net assets in illiquid  securities.  Illiquid  securities  are  those  that may not be sold or
disposed  of  in  the  ordinary   course  of  business   within  seven  days  at
approximately  the price at which they are valued.  Under the supervision of the
Board of  Trustees  and the  Adviser,  the  Fund's  sub-adviser  determines  the liquidity of the Fund's  investments.  Included  within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration  under the federal  securities  laws.  Unless  registered for sale, these  securities  can  only be sold in  privately  negotiated  transactions  or pursuant to an exemption from registration.

     Master-Feeder  Option.  Notwithstanding its other investment policies,  the
Fund may seek to  achieve  its  investment  objective  by  investing  all of its investable net assets in another  investment  company having the same investment objective and  substantially  the same investment  policies and  restrictions as those  of the  Fund.  Although  such  an  investment  may be  made  in the  sole discretion of the Trustees,  the Fund's shareholders will be given 30 days prior notice  of any such  investment.  There is no  current  intent  to make  such an investment.

     iShares(R)Funds.  The Fund may from time to time  invest  in the  shares of each  iShares  series of iShares  Trust and  iShares,  Inc.  (collectively,  the
"iShares Funds") in excess of the limitations of section  12(d)(1)(A) and (B) of the  Investment  Company  Act of  1940  (the  "1940  Act"),  subject  to (i) the conditions set forth in the exemptive order dated April 15, 2003,  issued by the
SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund, and (ii)
the  representations  and  obligations  outlined  in  a  certain   Participation
Agreement  entered into, by and among the Trust, on behalf of the Fund,  iShares
Trust  and  iShares,  Inc.  iShares  Trust  and  iShares,  Inc.  are  registered investment  companies,  and  shares of  iShares  Funds are  listed and traded at market  prices on national  securities  exchanges,  such as the  American  Stock
Exchange and the New York Stock Exchange. Market prices of iShares Funds' shares may be different  from their net asset value per share.  Each iShares Fund is an
"index  fund" that seeks  investment  results that  correspond  generally to the price and yield performance, before fees and expenses, of a particular index.

     Foreign  Securities.  Foreign  securities  means any security the issuer of which is (i) the government of a foreign country or of any political subdivision of a foreign country or (ii) a corporation or other organization incorporated or organized under the laws of any foreign  country,  except an issuer of which (A)
more than 50% of the  outstanding  voting  securities  are held of record either directly  or  through  voting  trust  certificates  or  depositary  receipts  by residents of the United States, and (B) either (1) the majority of the executive officers or directors  of the issuer are U.S.  citizens or  residents,  (2) more than 50% of the  assets  of the  issuer  are  located  in the  U.S.,  or (3) the business of the issuer is administered principally in the United States. Foreign
Securities include American Depository Receipts (ADRs).

OTHER PERMISSIBLE INVESTMENTS

     Special Situations.  The Fund may invest in special situations from time to time. A special  situation arises when, in the opinion of Fund  management,  the securities  of a company will,  within a reasonably  estimated  time period,  be accorded  market  recognition  at an  appreciated  value  solely  by reason of a development  particularly or uniquely  applicable to that company and regardless of general  business  conditions  or  movements  of the market as a whole.  Such developments  and  situations  include,  but are not limited  to:  liquidations,
reorganizations,    recapitalizations    or   mergers,    material   litigation,
technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of  investing.  To minimize these risks,  the Fund will not invest in special  situations  unless the target
company  has  at  least  three  years  of   continuous   operations   (including
predecessors),  or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

INVESTMENT RESTRICTIONS

     The Fund has  adopted the  following  fundamental  investment  limitations, which cannot be changed without  approval by holders of a majority of the Fund's outstanding  voting  securities  as defined in the 1940 Act.  As provided in the
1940 Act, a vote of a "majority of the outstanding  voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund,  or (2) 67% or more of the  shares of the Fund  present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing,  changes in values of the Fund's assets  as a whole  will  not  cause a  violation  of the  following  investment restrictions so long as percentage  restrictions are observed by the Fund at the time it purchases any security.

     Fundamental Investment Restrictions. As a matter of fundamental policy, the
Fund may not:

     (1)  issue senior  securities,  borrow money, or pledge its assets,  except that  it  may  borrow  from  banks  as a  temporary  measure  (a)  for extraordinary  or emergency  purposes,  in amounts not exceeding 5% of its  total  assets  or (b) in order to meet  redemption  requests,  in amounts not exceeding 15% of its total assets;  the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

     (2)  invest for the purpose of exercising  control or management of another issuer;

     (3)  purchase or sell  commodities  or commodities  contracts,  real estate
          (including  limited  partnership  interests,   but  excluding  readily
          marketable  securities  secured by real estate or  interests  therein, readily  marketable  interests  in real  estate  investment  trusts or readily marketable  securities issued by companies that invest in real estate or  interests  therein)  or  interests  in oil,  gas,  or other mineral exploration or development programs or leases (although it may invest in readily  marketable  securities of issuers that invest in or sponsor such programs or leases);

     (4)  underwrite  securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

     (5)  make short sales of  securities or maintain a short  position,  except short sales  "against the box," and except that the Fund may engage in short  sales of  securities  to the  extent  described  in the  Fund's
          Prospectus  (a short sale is made by selling a security  the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously  owns or has the right to  obtain  at no  additional cost securities identical to those sold short);

     (6)  participate  on a joint  or joint  and  several  basis in any  trading account in securities;

     (7)  make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly  distributed  bonds,  debentures or other debt securities;  and  (iii)  acquire  private  issues  of debt  securities subject to the limitations on investments in illiquid securities;

     (8)  under normal circumstances invest more than 25% of its total assets in the  securities  of  companies  engaged  in a  single  industry.  This restriction  does not limit the Fund's  investments in (i) obligations
          issued  or  guaranteed  by  the  U.S.  Government,   its  agencies  or
          instrumentalities,  (ii) tax-exempt  obligations issued by governments
          or  political   subdivisions  of  governments,   or  (iii)  repurchase
          agreements collateralized by such obligations; and

     (9)  the Fund is a  "diversified  company" as defined in the 1940 Act. This means that the Fund will not, with respect to 75% of its total assets, purchase  securities  of any issuer (other than  securities  issued or
          guaranteed  by  the  U.S.   Government  or  any  of  its  agencies  or
          instrumentalities),  if, as a result,  (i) more than 5% of the  Fund's total assets would be invested in the  securities  of that issuer,  or
          (ii) the Fund  would  hold  more  than 10% of the  outstanding  voting securities of that issuer.

     Non-Fundamental   Investment   Restrictions.   The   following   investment
limitations  are  not  fundamental,  and  may  be  changed  without  shareholder approval. As a matter of non-fundamental policy, the Fund may not:

     (1)  invest  more than 10% of its net assets in  illiquid  securities;  for this purpose, illiquid securities include, among others (a) securities for which no readily  available  market  exists or which have legal or contractual  restrictions on resale,  (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

     (2)  invest in the  securities of any issuer if those  officers or Trustees of the  Trust and  those  officers  and  directors  of the  investment adviser who  individually  own more than 1/2 of 1% of the  outstanding securities  of such issuer  together own more than 5% of such issuer's securities;

     (3)  invest in warrants,  valued at the lower of cost or market,  exceeding more than 5% of the value of the Fund's net  assets;  included  within this  amount,  but not to  exceed 2% of the  value of the  Fund's  net assets,  may be  warrants  which  are not  listed  on the New  York or
          American  Stock  Exchange;  warrants  acquired by the Fund in units or attached  to  securities  may be deemed to be  without  value,  unless otherwise  permitted  in the Fund's  Prospectus  or this  Statement of
          Additional Information.

PORTFOLIO TURNOVER

     Portfolio  turnover rate is calculated by dividing the lesser of the Fund's sales or purchases of portfolio  securities  for the fiscal year  (exclusive  of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition  were one year or less) by the monthly  average value of the securities in the Fund's  portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities  whose  maturities at the time of acquisition  were one year or less, were sold and either repurchased or replaced within one year.

     The Fund will generally  purchase and sell securities without regard to the length of time the security has been held. Accordingly,  it can be expected that the rate of portfolio turnover may be high.

     High  portfolio  turnover  in  any  year  involves  correspondingly  higher brokerage  commissions  and transaction  costs,  which are borne by the Fund and will reduce its  performance  and could result in the payment by shareholders of larger taxable income and taxable capital gains.  Distributions  to shareholders of such  investment  gains,  to the extent they  consist of  short-term  capital gains, will be considered ordinary income for federal income tax purposes.

VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS

     Securities that are listed on a securities  exchange are valued at the last quoted  sales price at the time the  valuation  is made.  Price  information  on listed  securities  is taken from the  exchange  where the security is primarily traded by the Fund.  Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices.
Unlisted securities for which market quotations are readily available are valued at the latest  quoted  sales  price,  if  available,  at the time of  valuation, otherwise,  at the latest  quoted bid price.  Temporary  cash  investments  with maturities  of 60  days  or  less  will  be  valued  at  amortized  cost,  which approximates  market  value.  Securities  for which no  current  quotations  are readily  available  are valued at fair value as  determined  in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of  prices  provided  by a pricing  service  when such  prices  are believed  to reflect the fair market  value of such  securities.  Please see the
Fund's Prospectus for more details regarding fair valuation of securities.

     Fixed income  securities will ordinarily be traded on the  over-the-counter
market.  When  market  quotations  are  not  readily  available,   fixed  income
securities  may be valued  based on prices  provided by a pricing  service.  The
prices   provided  by  the  pricing   service  are  generally   determined  with
consideration  given to  institutional  bid and last sale  prices  and take into
account  securities  prices,  yields,   maturities,   call  features,   ratings,
institutional trading in similar groups of securities,  and developments related to specific  securities.  Such fixed income  securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities.
Such matrix system may be based upon the considerations  described above used by other pricing  services and  information  obtained by the pricing agent from the investment  adviser and other  pricing  sources  deemed  relevant by the pricing agent.

--------------------------------------------------------------------------------
                        DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

     The Board of Trustees has adopted  policies and  procedures  regarding  the disclosure of portfolio  holdings  information  to protect the interests of Fund shareholders  and to address  potential  conflicts of interest  that could arise between the  interests of Fund  shareholders  and the  interests of the Adviser, sub-adviser,  principal  underwriter,  administrator,  or any employees  thereof
(collectively,  the "Fund  Representatives").  The Fund's  overall  policy  with respect to the  release of  portfolio  holdings is to release  such  information consistent with applicable  legal  requirements and the fiduciary duties owed to shareholders.  Subject to the limited exceptions  described below, the Fund will not make  available  to anyone  non-public  information  with  respect  to their portfolio holdings,  until such time as the information is made available to all shareholders or the general public.

     These   policies  and   procedures   are  also   applicable   to  the  Fund
Representatives.  Pursuant to the policy, the Fund and the Fund  Representatives are obligated to:

     o    Act  in  the  best  interests  of  Fund   shareholders  by  protecting
          non-public and potentially material portfolio holdings information;

     o    Ensure  that  portfolio  holdings  information  is not  provided  to a favored group of clients or potential clients; and

     o    Adopt such  safeguards  and controls  governing  the release of client information  so that  no  client  or  group  of  clients  is  unfairly disadvantaged as a result of such release.

     Any requests for  departures  from this policy from clients,  or from other third  parties,  must be  authorized  by the Chief  Compliance  Officer prior to disclosure.  In certain  jurisdictions it is prohibited by law to make available to some  shareholders  the  Fund's  underlying  portfolio  positions  unless all shareholders  receive  the  same  information.  Providing  such  information  to selected  recipients  could  assist a person or entity  in late  trading  of the
Fund's shares or allow them to engage in other  detrimental  trading  techniques such as front running or short selling of the portfolio securities in the Fund.

     There are general and other limited  exceptions to this prohibition.  Third parties that provide  services to the Fund, such as trade execution  measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Fund's custodian, administrator, accountants/auditors and executing brokers,
may  also  receive  or  have  access  to  nonpublic  Fund   portfolio   holdings
information.  These parties,  either by explicit agreement or by virtue of their
duties,  are  required  to  keep  the  Fund's  portfolio  holdings   information
confidential and are prohibited from trading on such  information.  In addition, the Adviser,  the  sub-adviser and certain of their personnel have access to the
Fund's portfolio  holdings in the course of providing  advisory  services to the
Fund. Neither the Fund nor any affiliated entity receives  compensation or other consideration by virtue of disclosure of the Fund's portfolio holdings.

     Nonpublic  portfolio  information  may be disclosed to other third  parties provided  that  there  is a  legitimate  business  purpose  for  doing so and is approved by the Chief  Compliance  Officer and proper  undertakings are obtained with respect to confidentiality and limited scope of use of the information.

     The  Adviser's/sub-adviser's  compliance  staff conduct periodic reviews of compliance  with the policy and, as  appropriate,  the Fund's  Chief  Compliance
Officer  will report to the Board of Trustees  regarding  the  operation  of the policy,  any  material  changes  recommended  as a result of such review and any material  exceptions  that have been  granted  under the  policy,  including  an explanation  of the legitimate  business  purpose that was served as a result of any such exception.

     The Fund also discloses its complete  portfolio  holdings  quarterly to the
SEC using Form N-Q with respect to the Fund's  first and third  fiscal  quarters and Form N-CSR with  respect to the Fund's  second and fourth  fiscal  quarters.
Form N-Q is not  required to be mailed to  shareholders,  but is filed within 60 days after the  applicable  quarter with the SEC.  Shareholders  receive  either complete portfolio holdings  information or summaries of Fund portfolio holdings with their annual and semi-annual reports,  which are filed with the SEC on Form
N-CSR.  The Fund's filings on Forms N-Q and N-CSR are publicly  available on the
SEC's website at www.sec.gov.  The Fund's Form N-Q filings are also available on the Trust's website at www.quakerfunds.com.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

     The business of the Fund is  supervised  by the Board of Trustees,  who may exercise all powers not required by statute,  the Agreement and  Declaration  of
Trust (the  "Declaration  of  Trust"),  or the  By-laws to be  exercised  by the shareholders.  The Trustees stand in the position of fiduciaries to the Fund and it  shareholders  and, as such,  they have a duty of due care and  loyalty.  The
Trustees are responsible for managing the business and affairs of the Fund.

     When appropriate,  the Board of Trustees will consider  separately  matters relating  to the Fund or to any  class  of  shares  of the  Fund.  The  Board of
Trustees elects the officers of the Trust and retains various companies to carry
out  Fund   operations,   including   the   Adviser,   sub-adviser,   custodian,
administrator and transfer agent.

     The following table provides information about the Trustees and officers of the Trust,  including each person's experience as a director or trustee of other funds as well as other recent professional experience.

Interested Trustees and Officers

--------------------------------------------------------------------------------------------------------

                                                                               Number of      Other
                Position(s)      Serving as an                                Portfolios   Directorships
Name, Address    Held with    Officer or Trustee    Principal Occupation(s)    Overseen      Held by
and Age          the Trust       of the Trust         During Past 5 Years     by Trustee   Nominee(1)
--------------------------------------------------------------------------------------------------------

Jeffry H.        Chief               Since        Chairman of Board of            10       None
King, Sr.(2),    Executive         Nov. 1996      Directors and Chief
(3)              Officer,                         Executive Officer, Quaker
309 Technology   Treasurer                        Funds, Inc.
Drive            and Trustee                      (1996-present);  Registered
Malvern, PA                                       Representative, Radnor
19355                                             Research & Trading Company,
Age 62                                            LLC; formerly Registered
                                                  Representative, Quaker
                                                  Securities, Inc.
                                                  (2004-2005);  Chairman of
                                                  the Board of Directors and
                                                  Assistant Secretary of
                                                  Citco Mutual Fund Services,
                                                  Inc. (1999-2005).

--------------------------------------------------------------------------------------------------------
Laurie           Secretary           Since        Chief Financial Officer,        10       None
Keyes(3), (4)    and Trustee       Nov. 1996      Quaker Funds, Inc.
309 Technology                                    (1996-present).
Drive
Malvern, PA
19355
Age 55

--------------------------------------------------------------------------------------------------------
Timothy E.       Chief               Since        General Counsel for Quaker     None      None
Richards         Compliance        March 2004     Funds, Inc. and CRA Fund
309 Technology   Officer                          Advisors, Inc. Chief
Drive                                             Compliance Officer for the
Malvern, PA                                       Quaker Investment Trust,
19355                                             The Community Reinvestment
Age 39                                            Act Qualified Investment
                                                  Trust, and The Penn Street
                                                  Investment Trust.

--------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------

David K. Downes  Chairman of         Since        President, Chief Executive      10       Internet
309 Technology   the Board,        Jan. 2004      Officer and Director of CRA              Capital
Drive            Trustee                          Fund Advisors Inc.                       Group,
Malvern, PA                                       (2004-present); President,               Inc. (a
19355                                             Community Reinvestment Act               technology
Age 65                                            Qualified Investment Fund                company)
                                                  ("CRAQIF'"), an investment
                                                  management company                       (2003-present).
                                                  (2004-present); formerly,
                                                  Chief Operating Officer and
                                                  Chief Financial Officer,
                                                  Lincoln National Investment
                                                  Companies and Delaware
                                                  Investments, the investment
                                                  management subsidiary of
                                                  Lincoln Financial Group
                                                  (1992-2003); Chief
                                                  Executive Officer, Delaware
                                                  Investments Family of
                                                  Funds, an investment
                                                  management company
                                                  (1997-2003).

--------------------------------------------------------------------------------------------------------
Mark S. Singel   Trustee             Since        Director/Founder, The           10       None
1251 Stone                         Feb. 2002      Winter Group (January
Creek Drive                                       2005-present); formerly,
Hummelstown,                                      Managing Director, Public
PA 17036                                          Affairs Management
Age 51                                            (lobbying firm) (2000-2004).

--------------------------------------------------------------------------------------------------------
Ambassador       Trustee             Since        Director of Project on          10       None
Adrian A.                          Feb. 2002      Democratic Transitions,
Basora (ret.)                                     Foreign
1529 Walnut                                       Policy Research Institute
Street                                            (2004-present); formerly,
Suite 610                                         President of Eisenhower
Philadelphia,                                     Fellowships (1996-2004).
PA 19102
Age 66

--------------------------------------------------------------------------------------------------------
James R.         Trustee             Since        President, Robert J.            10       Penn
Brinton                            Feb. 2002      McAllister Agency, Inc. (a               Street
123 West                                          commercial insurance                     Fund, Inc.
Lancaster                                         brokerage firm)                          ("PSFI")(5)
Avenue                                            (1979-present).                          (a
Wayne, PA 19087                                                                            registered
Age 50                                                                                     investment
                                                                                           management
                                                                                           company)

                                                                                           (2002-present).

--------------------------------------------------------------------------------------------------------
G. Michael Mara  Trustee             Since        President, Valley Forge         10       None
309 Technology                     Feb. 2002      Capital Advisers
Drive                                             (2002-present); President,
Malvern, PA                                       Penn Street Fund, Inc.
19335                                             (2001-present);formerly,
Age 49                                            Managing Director,
                                                  Millennium Bank
                                                  (2000-2004); Principal,
                                                  Vanguard Fiduciary Trust
                                                  Company (1997-1999).

--------------------------------------------------------------------------------------------------------
Warren West      Trustee             Since        President and owner,            10       None
1700 Market                        Nov. 2003      Greentree Brokerage
Street                                            Services, Inc.
Philadelphia,                                     (1998-present)
PA  19103
Age 48

--------------------------------------------------------------------------------------------------------
Everett Keech    Trustee             Since        Interested Trustee, Vice        10       Director,
One Tower                          Nov. 2005      Chairman and Treasurer of                Advanced
Bridge, Suite                                     the Trust, (1996-Jan.                    Training
930                                               2005); President of the                  Systems
100 Front                                         Trust (Jan. 2002-Sept.                   International,
Street                                            2003);  Chairman-Executive               Inc.;
W.                                                Committee, Technology                    Director,
Conshohocken,                                     Development Corp.                        Phoenix
PA 19428                                          (technology development and              Data
                                                  manufacturing firm) (since               Systems,
                                                  1997); Lecturer, University              Inc.
                                                  of Pennsylvania (since
                                                  1988).

--------------------------------------------------------------------------------------------------------

(1)  Directorship  of  companies  required  to  report  to  the  SEC  under  the
     Securities  Exchange Act of 1934,  as amended (the  "Exchange  Act") (i.e.,
     "public companies") and investment companies registered under the 1940 Act.

(2)  Mr.  King is  considered  to be an  "interested  person"  of the  Trust for purposes  of the 1940 Act because he is the Chief  Executive  Officer and a controlling  shareholder of Quaker Funds,  Inc., the investment  adviser to the Funds.  Mr. King is also a shareholder  of Citco Mutual Fund  Services,
     Inc.,  the  administrator  and  transfer  agent  of  the  Trust.  Mr.  King previously  served as a director of PSFI from May, 2002 until April,  2003.
     Mr. Mara currently  serves as an officer of PSFI and Mr. Brinton  currently serves on the Board of Directors of PSFI. The investment adviser of PSFI is
     Penn Street Investment Advisers, Inc. and the principal distributor of PSFI is  Citco  Mutual  Fund  Distributors,  Inc.,  which  also  serves  as  the distributor  for the  Trust,  and is an  affiliate  of  Citco  Mutual  Fund
     Services, Inc.

(3)  This position is held with an affiliated  person of the Trust. Mr. King and
     Ms. Keyes are husband and wife.

(4)  Ms.  Keyes is  considered  to be an  "interested  person"  of the Trust for purposes  of the 1940 Act  because she is the  Secretary,  Chief  Financial
     Officer and a controlling shareholder of Quaker Funds, Inc.

(5)  Citco Mutual Fund  Distributors,  Inc., the distributor of the Funds,  also serves as distributor of the shares of each series of
     PSFI.

     Ownership of Fund Shares by Trustees.  As of the date of this  Statement of
Additional Information, none of the Trustees owned shares of the Fund.

COMPENSATION OF TRUSTEES AND OFFICERS

     Compensation of Trustees.  Each Independent  Trustee receives  compensation from the Fund. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive  compensation from the Fund. However,  because Mr. King and
Ms. Keyes are  currently  employed by Quaker  Funds,  Inc. and have the right to share in the profits that Quaker Funds,  Inc.  earns by managing the Fund,  they may  receive  indirect  compensation  from the Fund.  Each  Independent  Trustee currently  receives a total annual  retainer of $25,000 for serving as a Trustee of the Trust,  plus a reimbursement of any  out-of-pocket  expenses  incurred in connection with attendance at Board  meetings.  The independent  chairman of the
Board, Mr. Downes,  receives an annual retainer of $200,000.  In addition to the annual  retainer  received  by Mr.  Downes,  Mr.  Downes is also  entitled to be reimbursed for (i) health insurance  premiums paid by Mr. Downes with respect to a health care insurance policy coverage for Mr. Downes and his spouse;  and (ii)
amounts  expended with respect to the lease of office space.  The chairperson of the Audit Committee receives an additional annual retainer of $10,000.

     The compensation  tables below set forth the total compensation paid to the
Trustees  for the fiscal year ended June 30,  2006.  The Trust has no pension or retirement benefits for any of the Trustees.

                                       Pension or
                                       Retirement
                                       Benefits                        Compensation
                                       Accrued as                      from the
                       Aggregate       Part of      Total Estimated    Fund(s)
 Name and             Compensation     Trust        Annual Benefits    Paid to
 Position(s) Held    from the Trust    Expenses     upon Retirement    Trustees

David K. Downes(1)      $200,000          N/A              N/A        $200,000 from
Chairman of            (Retainer)                                       10 Funds
Board,
Independent
Trustee

Mark S. Singel          $25,000           N/A              N/A        $25,000 from
Independent          (Regular Board                                     10 Funds
Trustee                 Meeting)

Amb. Adrian A.          $25,000           N/A              N/A        $35,000 from
Basora               (Regular Board                                     10 Funds
Independent             Meeting)
Trustee

G. Michael              $25,000           N/A              N/A        $50,000 from
Mara (5)             (Regular Board                                     10 Funds
Independent             Meeting)
Trustee                $12,500.04
                     (Lead Trustee
                          Fee)

James R. Brinton        $25,000           N/A              N/A        $25,000 from
Independent          (Regular Board                                     10 Funds
Trustee                 Meeting)

Warren West             $25,000           N/A              N/A        $25,000 from
Independent          (Regular Board                                     10 Funds
Trustee                 Meeting)

Everett Keech           $25,000           N/A              N/A        $50,000 from
                     (Regular Board                                     10 Funds
                        Meeting)
                     $25,000 (Audit
                       Committee
                        Meeting)

Jeffry H. King,            $0             N/A              N/A             N/A
Sr.
Chief Executive
Officer,
Treasurer and
Interested Trustee

Laurie Keyes               $0             N/A              N/A             N/A
Secretary and
Trustee

_____________________

(1)  In addition to the annual  retainer  received  by Mr.  Downes as  described above,  Mr.  Downes is entitled to be reimbursed  for (i) health  insurance premiums paid by Mr. Downes with respect to a health care insurance  policy coverage  for Mr.  Downes and his spouse;  and (ii) amounts  expended  with respect to the lease of office  space.  For the fiscal  year ended June 30,
     2006, Mr. Downes was reimbursed  $11,110.78 for health  insurance  premiums and a total of $1,200 for the lease of office space.
(2)  Although  the Trust has an  independent  Chairman of the Board  (i.e.,  Mr.
     Downes),  Mr. Mara served as the Board's  lead  independent  Trustee  until
     January 1, 2006 in order to handle more of the day to day involvement  with the Board. As a result of these additional  responsibilities,  Mr. Mara was paid an annual  Lead  Trustee  Fee of  $12,500.04  in addition to the basic annual retainer paid to all Trustees.

     Compensation of Officers.  Except for Mr. Downes, the Chairman of the Board
of the Trust (whose  compensation from the Trust has been reflected in the chart above),  Timothy E. Richards,  the Chief Compliance Officer of the Trust, is the
only  officer of the Trust who  receives  compensation  from the Trust.  For the fiscal year ended June 30, 2006, Mr. Richards  received  $85,000 in compensation from the Trust.

COMMITTEES OF THE BOARD

     During  the  fiscal  year  ended  June 30,  2006,  the  Trust  held 4 Board meetings.  Each of the currently serving Trustees attended at least 75% of those
Board  meetings and also  attended at least 75% of those  committee  meetings on which the Trustee serves as a member.

     There  are two  standing  committees  of the Board of  Trustees:  the Audit
Committee and Nominating Committee.

     Audit Committee.  The members of the Audit Committee are:  Messrs.  Everett
Keech (Chairperson of the Audit Committee),  David K. Downes, Warren West and G.
Michael  Mara and Adrian  Basora.  The Audit  Committee  operates  pursuant to a charter  adopted by the Board of Trustees.  The purposes of the Audit  Committee are to: (i) oversee the Fund's accounting and financial reporting principles and policies and related  controls and procedures  maintained by or on behalf of the
Funds;  (ii) oversee the Fund's financial  statements and the independent  audit thereof;  (iii) select,  evaluate  and,  where deemed  appropriate,  replace the
Fund's independent registered public accountants ("independent auditors");  (iv)
evaluate the independence of the Fund's independent auditors;  and (v) to report to the  full  Board of  Trustees  on its  activities  and  recommendations.  The function of the Audit Committee is oversight; it is management's  responsibility to maintain  appropriate  systems for accounting and internal  control,  and the independent  auditors'  responsibility to plan and carry out a proper audit. The independent  auditors  are  ultimately  accountable  to the  Board and the Audit
Committee, as representatives of the Fund's shareholders. Each of the members of the Audit  Committee  have a working  knowledge of basic finance and  accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.
The Audit Committee met 3 times during the past fiscal year.

     Nominating Committee.  The members of the Nominating Committee are: Messrs.
James Brinton (Chairperson of the Nominating  Committee),  G. Michael Mara, Mark
S. Singel and David K. Downes, each of whom is an Independent  Trustee,  and, as such, satisfies the independence requirements under Rule 10A-3 of the Securities
Exchange Act of 1934, as amended.  The Nominating Committee operates pursuant to a charter  adopted by the Board of  Trustees.  The  purposes  of the  Nominating
Committee  are to recommend  nominees for (i)  consideration  as an  independent
trustee  by  the  incumbent   Independent   Trustees  of  the  Trust,  and  (ii)
consideration  as an  interested  trustee by the full Board of  Trustees  of the
Trust.  The Nominating  Committee for the Trust held 3 meetings  during the past fiscal year.

     The  Nominating  Committee  generally   identifies   candidates  for  Board
membership  through  personal and business  contacts of the Trustees and, in its sole  discretion,  may solicit names of potential  candidates from Quaker Funds,
Inc. The Nominating  Committee's  process for  evaluating a candidate  generally includes a review of the candidate's  background and  experience,  and other due diligence.  In  evaluating  a  candidate,  the  Nominating  Committee  will also consider  whether the  candidate,  if elected,  would qualify as an  independent trustee.

     The  Nominating   Committee  has  not  established  any  specific   minimum
requirements  that  candidates  must  meet in  order  to be  recommended  by the
Nominating  Committee  for  nomination  for election to the Board.  Rather,  the
Nominating  Committee  seeks  candidates  to  serve  on the  Board  who,  in its judgment,  will serve the best interests of the Trust's  long-term  shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating
Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.

PRINCIPAL HOLDERS OF SECURITIES

     Because the Fund  commenced  operations as of the date of this Statement of
Additional  Information,  no shareholders  owned  beneficially or of record more than 5% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Quaker Funds, Inc. ("Adviser") serves as investment adviser to the Fund and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is
a Delaware  corporation  and is  registered  with the  Securities  and  Exchange
Commission under the Investment  Advisers Act of 1940, as amended (the "Advisers
Act"). Mr. King and Ms. Keyes, who are husband and wife, currently  collectively own 100% of the equity interests in the Adviser.

     The Adviser provides  investment  advisory services to the Fund pursuant to an Investment Advisory Agreement ("Advisory  Agreement").  The advisory services include,  but are not limited to, Fund design,  establishment of Fund investment objectives  and  strategies,  selection and management of the  sub-adviser,  and performance  monitoring.  In addition, the Adviser furnishes periodic reports to the Board of  Trustees  of the  Trust  regarding  the  investment  strategy  and performance of each Fund. The Adviser  employs a supporting  staff of management personnel  needed  to  provide  the  requisite  services  to the  Fund  and also furnishes the Fund with necessary office space, furnishings,  and equipment. The
Fund bears its own direct expenses such as legal, auditing and custodial fees.

     Advisory Fee. Pursuant to the Advisory Agreement,  the Fund compensates the
Adviser  for these  services  by paying the  Adviser an annual  advisory  fee of
1.80%,  which includes the sub-advisory  fee, assessed against average daily net assets under management.

INVESTMENT SUB-ADVISER

     The day-to-day investment management of the Fund rests with the sub-adviser hired by the Trust,  on behalf of the Fund,  with the assistance of the Adviser.
The  responsibility  for overseeing the sub-adviser rests with the Adviser.  The sub-adviser is also responsible for the selection of brokers and dealers through whom  transactions in the Fund's  portfolio  investments  will be effected.  The annual  sub-advisory  fee that is paid out of the assets of the Fund is assessed against average daily net assets under management.

     DG Capital Management, Inc. ("DG Capital"), located at 260 Franklin Street,
Suite  1600,  Boston,  Massachusetts  02110,  currently  serves  as  the  Fund's sub-adviser.  DG Capital is  registered  as an  investment  adviser with the SEC under the Advisers Act, and specializes in equity  management.  As of [June 30],
2006 the firm had approximately  $[1.8] billion of assets under  management.  DG
Capital is 100% owned and controlled by Mr. Manu Daftary. DG Capital also serves as the sub-adviser to Quaker  Strategic  Growth Fund, which is another series of the Trust. For its sub-advisory  services, DG Capital receives a fee, payable by the Adviser, of 0.55% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

     The  following  provides  information   regarding  the  portfolio  managers
identified  in the  Fund's  prospectus:  (1) the dollar  range of the  portfolio managers'  investments in the Fund; (2) a description of the portfolio managers'
compensation structure;  and (3) information regarding other accounts managed by the managers  and  potential  conflicts  of interests  that might arise from the management of multiple accounts.

[As of the date of this SAI,  the  portfolio  managers did not own shares of the
Fund.]

     Compensation of Portfolio Managers.  DG Capital currently has two portfolio managers.  Mr. Chris Perras,  as co-portfolio  manager,  receives a monthly draw against the projected net operating profit of DG Capital and then receives, as a bonus,  a percentage  of the net  operating  profit of the firm.  This method of compensation  is based on the premise that  superior  long-term  performance  in
managing   portfolios  will  be  rewarded   through  growth  of  assets  through
appreciation  and cash  flow.  Mr.  Daftary,  as the 100%  owner of DG  Capital, receives a monthly draw against the projected net operating profit of DG Capital and, at the end of each fiscal year,  receives the net profits of the firm after the payment of all expenses  (including bonuses paid to all employees  including
Mr. Perras).

Both Mr. Perras and Mr.  Daftary  receive  employee  benefits that include group disability, health insurance and participation in a 401(k) plan.

     Other Managed Accounts of Portfolio Managers. In addition to the management of the Fund,  the portfolio  managers  also manage other  accounts as summarized below.

----------------------------------------------------------------------------------------
                                                                       TOTAL ASSETS IN
                                                                        ACCOUNTS WHERE
   MANU DAFTARY                                    NUMBER OF ACCOUNTS  ADVISORY FEE IS
   CHRIS PERRAS                                    WHERE ADVISORY FEE      BASED ON
   (DG Capital)      NUMBER OF   TOTAL ASSETS IN       IS BASED ON         ACCOUNT
                     ACCOUNTS        ACCOUNTS      ACCOUNT PERFORMANCE   PERFORMANCE
----------------------------------------------------------------------------------------
Registered               2        $767.9 million            0                 0
Investment Companies
----------------------------------------------------------------------------------------
Other Pooled             2        $13.4 million             2           $13.4 million
 Investment Vehicles
----------------------------------------------------------------------------------------
Other Accounts(1)       12        $419.3 million            2           $49.9 million
----------------------------------------------------------------------------------------

     Potential  Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio  manager has day-to-day  management  responsibilities with  respect  to more  than one fund or other  account.  Set  forth  below is a description of material  conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

     o    The management of multiple funds and/or other accounts may result in a portfolio  manager  devoting  varying periods of time and attention to the  management of each fund and/or other  account.  As a result,  the portfolio  manager may not be able to formulate as complete a strategy or identify equally  attractive  investment  opportunities for each of those  accounts  as  might  be the  case if he or she  were to  devote substantially more attention to the management of a single fund.

     o    If a portfolio manager  identifies an investment  opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that  opportunity  due to an allocation of filled  purchase or sale orders across all eligible funds and other accounts.

     o    At  times,  a  portfolio  manager  may  determine  that an  investment opportunity  may be  appropriate  for only  some of the funds or other accounts for which he or she exercises investment  responsibility,  or may decide  that  certain of the funds or other  accounts  should take differing  positions with respect to a particular  security.  In these cases, the portfolio  manager may place separate  transactions for one or more funds or other accounts,  which may affect the market price of the security or the  execution  of the  transaction,  or both,  to the detriment of one or more other funds or accounts.

     o    With  respect  to   securities   transactions   for  the  funds,   the
          Adviser/sub-adviser  determine  which  broker to use to  execute  each order,  consistent  with  its  duty  to  seek  best  execution  of the transaction.  However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for  organizations  and  individuals),  the
          Adviser/sub-adviser  may be limited by the client with  respect to the selection of brokers or may be instructed  to direct trades  through a particular  broker. In these cases, the  Adviser/sub-adviser  or their affiliates may place separate,  non-simultaneous,  transactions  for a fund and another account that may temporarily  affect the market price of the security or the execution of the  transaction,  or both, to the detriment of the fund or the other account.

     o    The  appearance  of  a  conflict  of  interest  may  arise  where  the
          Adviser/sub-adviser  has an  incentive,  such as a  performance  based management fee or other differing fee structure,  which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio  manager has  day-to-day  management responsibilities.

     The  Adviser/sub-adviser  and the  Fund  have  adopted  certain  compliance policies and  procedures  that are designed to address these types of conflicts.
However,  there is no guarantee that such  procedures will detect each and every situation in which an actual or potential conflict may arise.

Specific Conflicts of Interest

Adviser

The Adviser does not manage  separate  accounts.  The Adviser's sole business is that of  investment  adviser to the  various  series of the Trust.  There are no business  activities  unrelated to the Adviser's  responsibilities as investment adviser to the various series of the Trust.  There may exist conflicts  relating to allocation of marketing and sales resources,  as well as regulatory oversight amongst the various series of the Trust. For example, the Adviser may focus more marketing or sales  resources on one or more  portfolios for a specific  period.
Similarly,  circumstances  may require that the Adviser allocate more compliance resources to a certain  series or series during  certain  periods,  particularly during the Fund's  annual  advisory  agreement  renewal  process or  performance evaluation.

DG Capital

Portfolio  managers at DG Capital  typically manage multiple  accounts that have different investment objectives,  policies and other investment  considerations.
These multiple accounts include,  among others,  mutual funds, separate accounts and commingled accounts. It is the practice of DG Capital to allocate investment opportunities  across all client  portfolios  that have a particular  investment strategy on a pro rata basis based on the above mentioned investment objectives, policies  and other  investment  considerations.  In  addition,  DG Capital  has adopted  brokerage  policies and  procedures  which it believes  are  reasonably designed to address any potential  conflicts  associated with managing  multiple accounts for multiple clients.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION

     Distributor.  The Trust has  entered  into a  distribution  agreement  (the
"Distribution  Agreement") with Citco Mutual Fund  Distributors,  Inc. ("CMFD"), located at 83 General Warren Blvd.,  Suite 200, Malvern,  PA 19355,  under which
CMFD has agreed to act as principal underwriter and to use reasonable efforts to distribute the Fund's Class A and Class C Shares.  CMFD is wholly owned by CITCO
Group,  Ltd.  ("Citco Group"),  a United Kingdom company,  which also owns Citco
Mutual Fund Services, Inc., the Fund's transfer agent and administrator.

     Pursuant to the  Distribution  Agreement,  CMFD  receives the sales load on sales of Class A and Class C Shares of the Fund and  re-allows  a portion of the sales load to  broker-dealers.  CMFD also receives the distribution fees payable pursuant  to the Fund's  Rule 12b-1  Distribution  Plans for Class A and Class C
Shares described below. The Distribution Agreement may be terminated at any time upon 60 days' written notice,  without payment of a penalty, by CMFD, by vote of a majority of the outstanding  class of voting  securities of the affected Fund, or by vote of a  majority  of the  Board  of  Trustees  who are not  "interested persons" of the Trust and who have no direct or indirect  financial  interest in the operation of the Distribution  Agreement.  The  Distribution  Agreement will terminate automatically in the event of its assignment.

     Pursuant to the Distribution  Agreement,  CMFD facilitates the registration of the  Fund's  shares  under  state  Blue Sky laws and  assists  in the sale of shares.  The shares of the Fund are  continuously  offered by CMFD.  CMFD is not obligated to sell any specific  number of shares of the Fund but has  undertaken to sell such shares on a best efforts basis.

     CMFD from time to time may reallow all or a portion of the sales  charge on
Class A  Shares  to  individual  selling  dealers.  For  providing  underwriting services to the Fund,  CMFD retains  twenty  percent  (20%) of the  underwriting concessions from the sale of Fund shares.

     Distribution  Plan (Rule 12b-1 Plans).  The Trust has adopted  distribution plans under Rule 12b-1 of the 1940 Act (the  "Plans"),  whereby each share class of the Fund may pay to CMFD,  the Adviser and others a  distribution  fee in the amount  of up to (i) 0.25% per  annum of the  average  daily net asset  value of
Class A Shares of each Fund,  and (ii) 0.75% per annum of the average  daily net asset value of Class C Shares of the Fund.

     The Plans  permit the Fund to  compensate  CMFD,  the Adviser and others in connection with activities  intended to promote the sale of each class of shares of the Fund.  Expenditures  under the Plans may consist of: (i)  commissions  to sales personnel for selling Fund shares;  including  travel,  entertainment  and business development expenses; (ii) compensation,  sales incentives and payments to sales, marketing and service personnel;  (iii) payments to broker-dealers and other financial  institutions that have entered into agreements with CMFD in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Fund;  (iv) payment of expenses  incurred in sales and promotional  activities,  including advertising  expenditures related to the
Fund; (v) the costs of preparing and distributing  promotional  materials;  (vi)
the  cost  of  printing  the  Fund's  Prospectus  and  Statement  of  Additional
Information for distribution to potential  investors;  (vii) website maintenance fees;  (viii)  interest  on loan;  (ix) bank  fees;  (x)  temporary  help;  (xi)
telephone; (xii) Raymond James Wrap Program; (xiii)  consulting/research;  (xiv)
consulting/research  fee; (xv) Class A Shares trailer commission;  (xvi) Class C
Shares debt servicing;  (xvii) Class C Shares trailer  commissions;  and (xviii)
other activities that are reasonably  calculated to result in the sale of shares of the Fund.

     A portion of the fees paid to CMFD, the Adviser and others  pursuant to the
Plans,  not  exceeding  0.25%  annually of the  average  daily net assets of the
Fund's shares,  may be paid as compensation for providing services to the Fund's shareholders,  including  assistance in  connection  with  inquiries  related to shareholder  accounts (the  "Service  Fees").  In order to receive  Service Fees under the Plans,  participants must meet such  qualifications as are established in the sole  discretion  of CMFD,  such as services to the Fund's  shareholders;
services  providing the Fund with more efficient  methods of offering  shares to coherent  groups of clients;  members or  prospects of a  participant;  services
permitting  more  efficient   methods  of  purchasing  and  selling  shares;  or
transmission of orders for the purchase or sale of shares by  computerized  tape or other electronic equipment; or other processing.

     The Board of Trustees has concluded  that there is a reasonable  likelihood that the Plans will  benefit  the Fund and its  shareholders  and that the Plans should result in greater  sales and/or fewer  redemptions  of Fund shares.  On a quarterly  basis,  the Trustees will review a report on  expenditures  under the
Plans and the  purposes for which  expenditures  were made.  The  Trustees  will conduct an additional, more extensive review annually in determining whether the
Plans  should  be  continued.  Continuation  of the  Plans  from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Fund and  class  and by a  majority  of the  Trustees  who are not
"interested  persons"  (as  defined  in the 1940  Act) and who have no direct or indirect  financial  interest  in the  operation  of the  Plans  or any  related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to  increase  materially  the  costs  that the Fund  may  bear  pursuant  to the applicable  Plan without  approval of the  shareholders of the affected class of shares of the Fund and that  other  material  amendments  to the  Plans  must be approved by a majority of the Plan Trustees  acting  separately on behalf of the
Fund, by vote cast in person at a meeting  called for the purpose of considering such amendments. The Plans further provide that while the Plan is in effect, the selection and nomination of Trustees who are not  "interested  persons" shall be committed to the discretion of the Trustees who are not "interested  persons." A
Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the  outstanding  shares of the applicable  Class of shares of the
Fund.

CUSTODIAN

     Wachovia  Bank,  N.A.  located at 123 South Broad Street,  Philadelphia  PA
19109, serves as the custodian for the Fund's assets (the "Custodian").  In this capacity,  the Custodian acts as the depositary for the Fund's assets,  holds in safekeeping  its portfolio  securities,  collects all income and other  payments with respect to portfolio securities, disburses monies at the Fund's request and maintains  records in connection with its duties as Custodian.  For its services to the Trust,  the  Custodian  is paid a fee based on the net asset value of the
Fund and is reimbursed by the Trust for its disbursements,  certain expenses and charges based on an out-of-pocket  schedule agreed upon by the Custodian and the
Trust from time to time.

TRANSFER AGENT AND ADMINISTRATION

     Citco Mutual Fund Services,  Inc. ("CMFS"),  83 General Warren Blvd., Suite
200,  Malvern,  PA 19355,  serves as the Fund's transfer,  dividend paying,  and shareholder  servicing agent. CMFS is an affiliate of CMFD, which are both owned by CITCO Group. Mr. King is a minority shareholder of CMFS.

     CMFS, subject to the supervision of the Board of Trustees, provides certain services  pursuant to an agreement with the Trust ("Services  Agreement").  CMFS maintains  the  records  of  each  shareholder's  account,  answers  shareholder inquiries  concerning  accounts,  processes  purchases and  redemptions  of Fund shares,  acts as dividend and distribution  disbursing agent, and performs other shareholder  servicing  functions.  CMFS also acts as administrator to the Trust pursuant to a written  agreement with the Trust.  CMFS supervises all aspects of the  operations of the Fund except those  performed by the Fund's  Adviser under the Fund's investment advisory agreements. CMFS is responsible for:

     (a)  calculating the Fund's net asset value;

     (b)  preparing and  maintaining  the books and accounts  specified in Rules
          31a-1and 31a-2 of the 1940 Act;

     (c)  preparing financial statements contained in reports to stockholders of the Fund;

     (d)  preparing the Fund's federal and state tax returns;

     (e)  preparing reports and filings with the SEC;

     (f)  preparing filings with state Blue Sky authorities; and

     (g)  maintaining the Fund's financial accounts and records.

     For its  services  to the Trust,  the Trust pays CMFS an annual  fee,  paid monthly,  based on the  aggregate  average  net  assets of the  Trust's  series, including the Fund,  as  determined  by valuations  made as of the close of each business  day of the  month.  The Fund is  charged  its pro  rata  share of such expenses.

LEGAL COUNSEL

     Stradley  Ronon  Stevens & Young,  LLP,  One Commerce  Square,  Suite 2600,
Philadelphia,  PA 19103,  serves as counsel to the Trust and to the  Independent
Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [_______________________________________],   are  the  Trust's  independent
registered  public  accounting  firm.  In addition to reporting  annually on the
Fund's  financial  statements,  the Trust's  auditors  will  review  certain SEC filings of the Trust and will prepare the Trust's federal and state  corporation tax return.

CODES OF ETHICS

     Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act,
the Adviser and the  sub-adviser  have  adopted a Code of Ethics that applies to the personal trading activities of their employees.  The Codes of Ethics for the
Adviser and sub-adviser establish standards for personal securities transactions by  employees  covered  under  such Codes of  Ethics.  Pursuant  to the Codes of
Ethics,  employees  have  a  duty  at  all  times  to  place  the  interests  of shareholders above their own, and never to take inappropriate advantage of their position.  As such,  employees are prohibited from engaging in, or recommending, any  securities  transaction  that involves any actual or potential  conflict of interest, or any abuse of an employee's position of trust and responsibility.

     The Codes of Ethics  adopted by the Adviser and  sub-adviser  also apply to affiliates of the Adviser and  sub-adviser,  if any, and has been adopted by the
Trust.  All  employees  of the  Adviser  and  sub-adviser  are  prohibited  from recommending  securities  transactions by the Fund without disclosing his or her interest,  if any, and are  prohibited  from  disclosing  current or anticipated portfolio  transactions with respect to the Fund to anyone unless it is properly within  his or her duties to do so.  Employees  who are also  deemed  investment personnel  under the Codes of Ethics,  which is defined  as any person  who,  in connection with his or her regular functions or duties, makes,  participates in, or obtains  information  regarding  the  purchase  or sale of a security  by the
Adviser  or  sub-adviser,  or  whose  functions  relate  to  the  making  of any recommendations  with  respect  to such  purchases  or sales,  are  required  to pre-clear with their local compliance  officer  transactions  involving  initial public offerings or private  placements which present conflicts of interest with the Fund.

     The Codes of Ethics adopted by the Adviser and  sub-adviser are designed to ensure that access  persons act in the  interest of the Fund with respect to any personal trading of securities.  Under the Adviser's and sub-adviser's  Codes of
Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased,  sold or considered for purchase or sale by the Fund unless their proposed purchases are approved in advance.

     The  Adviser  and  sub-adviser  have  established  under the Code of Ethics compliance  procedures to review the personal  securities  transactions of their associated  persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.

     The Fund's  principal  underwriter  also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.

     Copies of the Codes of Ethics  are on file  with,  and  publicly  available from, the SEC.

PROXY VOTING POLICIES

     The Board of  Trustees of the Trust has  delegated  the  authority  to vote proxies for the portfolio  securities held by the Fund to the Fund's sub-adviser in accordance with the proxy voting  policies  adopted by the  sub-adviser.  The proxy  voting  policies  of the  sub-adviser  are  attached as Exhibit A to this
Statement of Additional  Information.  Shareholders may obtain information about how the Fund voted proxies  related to portfolio  securities for the most recent
12-month  period  ended  June 30,  without  charge,  upon  request,  by  calling
800-222-8888 or by accessing the SEC's website at www.sec.gov.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Trust ends on June 30. Shareholders of the Fund will be provided at least  semi-annually  with reports  showing the  portfolio of the
Fund and other information, including an annual report with financial statements audited by the independent registered  accountants.  In addition, the Trust will send to each  shareholder  having an account directly with the Trust a quarterly statement showing  transactions in the account, the total number of shares owned and any dividends or  distributions  paid.  Inquiries  regarding the Fund may be directed in writing to 83 General Warren Blvd., Suite 200, Malvern,  PA 19355 or
by calling 800-220-8888.

--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

     The  advisory/sub-advisory  agreements provide that the Adviser/sub-adviser shall be responsible  for the selection of brokers and dealers for the execution of the portfolio transactions of the Fund and, when applicable,  the negotiation of  commissions  in connection  therewith.  The Trust has no obligations to deal with any  broker-dealer  or group of  brokers or  dealers  in the  execution  of transactions in portfolio securities.

     Purchase  and sale  orders  will  usually be placed  with  brokers  who are selected  based on their  ability to achieve  "best  execution"  of such orders.
"Best  execution"  means  prompt and reliable  execution  at the most  favorable security price, taking into account the other provisions  hereinafter set forth.
The  determination  of what  may  constitute  best  execution  and  price in the execution  of a  securities  transaction  by  a  broker  involves  a  number  of considerations,  including  the overall  direct net economic  result to the Fund
(involving  both price paid or  received  and any  commissions  and other  costs paid),  the efficiency  with which the  transaction is effected,  the ability to effect the transaction at all where a large block is involved,  the availability of the broker to stand ready to execute possibly  difficult  transactions in the
future,  and  the  financial   strength  and  stability  of  the  broker.   Such
considerations are weighed by the Adviser/sub-adviser in determining the overall reasonableness of brokerage commissions.

     The Adviser and  sub-adviser  are  authorized  to  allocate  brokerage  and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities  Exchange Act of
1934, as amended (the "1934 Act"), for the Trust and/or other accounts for which the  Adviser/sub-adviser  exercises investment discretion (as defined in Section
3(a)(35)  of the 1934 Act) and,  as to  transactions  for  which  fixed  minimum commission  rates are not applicable,  to cause the Fund to pay a commission for effecting a securities  transaction in excess of the amount another broker would
have  charged  for  effecting  that  transaction,   if  the  Adviser/sub-adviser
determines  in good  faith  that such  amount of  commission  is  reasonable  in relation to the value of the  brokerage and research  services  provided by such
broker,   viewed  in  terms  of  either  that  particular   transaction  or  the
Adviser's/sub-adviser's  overall  responsibilities  with respect to the Fund. In reaching such  determination,  the  Adviser/sub-adviser  will not be required to place or to  attempt  to  place a  specific  dollar  value  on the  research  or execution  services of a broker or on the portion of any  commission  reflecting
either  of  said  services.   Research  services  provided  by  brokers  to  the
Adviser/sub-adviser  includes that which brokerage houses customarily provide to institutional  investors and statistical and economic data and research  reports on particular companies and industries.

     The Adviser/sub-adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal  transactions.  In agency  transactions,  the
Fund generally pays brokerage commissions.  In principal transactions,  the Fund generally does not pay  commissions.  However,  the aggregate price paid for the security will usually  include an undisclosed  "mark-up" or selling  concession.
The  Adviser/sub-adviser  normally  purchases  fixed-income  securities on a net basis from primary  market makers acting as principals for the  securities.  The
Adviser/sub-adviser  may purchase certain money market instruments directly from an issuer without paying commissions or discounts.  The sub-adviser may purchase and sell  over-the-counter  securities directly with principal market makers who retain the  difference  in their cost in the  security  and its  selling  price, although in some instances, the sub-adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

     The Adviser and the  sub-adviser may aggregate sale and purchase orders for the Fund with  similar  orders  made  simultaneously  for other  clients  of the sub-adviser.  The  Adviser/sub-adviser  will do so when, in its  judgment,  such aggregation  will result in overall  economic  benefit to the Fund,  taking into consideration the advantageous selling or purchase price,  brokerage commission, and other expenses.

     If an aggregate order is executed in parts at different  prices,  or two or more separate orders for two or more of a  sub-adviser's  clients are entered at approximately the same time on any day and are executed at different prices, the sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average  price at which such  securities  were  purchased or sold for the
Fund and each of the clients for whom such orders were executed.

COMMISSION RECAPTURE

     The  sub-adviser  maintains a  commission  recapture  program  with certain broker-dealers  for the Fund.  Under that program,  a percentage of  commissions generated by the portfolio  transactions  for the Fund is rebated to the Fund by
the   broker-dealer   and  are  used  to  offset  the  Fund's  total   expenses.
Participation  in the  program is  voluntary  and the  sub-adviser  receives  no benefit from the recaptured commissions.

AFFILIATED TRANSACTIONS

     When buying or selling  securities,  the sub-adviser may execute trades for the Fund with  broker-dealers  that are affiliated with the Trust,  the Adviser, the  sub-adviser or their  affiliates,  and the Fund may pay commissions to such broker-dealers  in accordance with procedures  adopted by the Board of Trustees.
The  Trust has  adopted  procedures  to  monitor  and  control  such  affiliated brokerage  transactions,  which is  reported  to and  reviewed  by the  Board of
Trustees at least quarterly.

--------------------------------------------------------------------------------
                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

     The Fund offers Class A and C Shares.  Each Class involves  different sales charges, features and expenses as described more fully in the Fund's Prospectus.

PURCHASES AND SALES THROUGH BROKERS

     The Fund has  authorized  one or more  brokers to  receive on their  behalf purchase  and  redemption  orders.  Such  brokers are  authorized  to  designate intermediaries  to receive orders on the Fund's behalf.  The Fund will be deemed to have  received  an  order  when an  authorized  broker  or  broker-authorized designee  receives the order.  Customer orders, in such cases, will be priced at the Fund's net asset value per share next computed after they are received by an authorized  broker or the  broker-authorized  designee.  Investors  who purchase shares on a load waived  basis may be charged a fee by their  broker or agent if they effect  transactions  in Fund shares  through a broker or agent that waives the front end load.

SALES CHARGE REDUCTIONS AND WAIVERS

     An initial sales charge is not imposed on Class C Shares.

     The Fund's Class A Shares are offered subject to the following sales charge schedule:

---------------------- -------------------- ---------------------- --------------------
                                                                     Amount Reallowed
                         Sales Load (as %    Sales Load (as % of     to Dealers (as %
  Purchase Amount       of Offering Price)   Net Amount Invested)   of Offering Price)
---------------------- -------------------- ---------------------- --------------------

---------------------- -------------------- ---------------------- --------------------
up to $49,999                 5.50%                 5.82%                 5.00%
---------------------- -------------------- ---------------------- --------------------
$50,000 - $99,999             4.75%                 4.99%                 4.25%
---------------------- -------------------- ---------------------- --------------------
$100,000 - $249,999           3.75%                 3.90%                 3.25%
---------------------- -------------------- ---------------------- --------------------
$250,000 - $499,999           2.75%                 2.83%                 2.50%
---------------------- -------------------- ---------------------- --------------------
$500,000 - $999,999           2.00%                 2.04%                 1.75%
---------------------- -------------------- ---------------------- --------------------
$1,000,000 and over           1.00%                 1.01%                 0.75%
---------------------- -------------------- ---------------------- --------------------

     Waivers of Front-End Sales Charges.  Front-end sales charges will not apply to purchases of Class A Shares by or through:

     1. Employees and employee  related accounts of the Adviser and sub-adviser,
Trustees and affiliated persons of the Trust.

     2.   Fee-based   registered   investment   advisers   for  their   clients,
broker-dealers  with wrap fee accounts,  and registered  investment  advisers or brokers for their own accounts.

     3.  Qualified   retirement   plan  that  places  either  (i)  100  or  more
participants  or (ii) $300,000 or more of combined  participants  initial assets into the Trust's series, in the aggregate.

     4. Fee-based Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

     5. Broker-dealers and other financial  institutions  (including  registered representatives,  registered  investment  advisers and financial  planners) that have  entered  into  a  selling  agreement  with  CMFD  (or  otherwise  have  an arrangement with a broker-dealer or other financial  institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing  transactions in Fund shares,  or for otherwise  participating  in the program.

     6. Employees of broker-dealers and other financial institutions  (including registered  investment advisers and financial planners) that have entered into a selling  agreement  with  CMFD  (or  otherwise  having  an  arrangement  with  a broker-dealer  or other  financial  institution  with  respect  to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

     7. Insurance company separate accounts.

     8. Reinvestment of capital gains distributions and dividends.

     9.  College  savings  plans  qualified  under  Section 529 of the  Internal
Revenue  Code whose  sponsors or  administrators  have entered into an agreement with  CMFD  or any of its  affiliates  to  perform  advisory  or  administrative services.

     10. Companies exchanging shares with or selling assets to the Fund pursuant to a merger, acquisition or exchange offer.

     11.  Organizations  described in Section  501(c)(3) of the Internal Revenue
Code.

     12. Charitable remainder trusts.

     13. Certain tax qualified plans of  administrators  who have entered into a service agreement with CMFD or the Fund.

     14. Other  categories of  investors,  at the  discretion  of the Board,  as disclosed in the Fund's then current Prospectus.

     Contingent  Deferred  Sales Charge  Waivers.  A Contingent  Deferred  Sales
Charge  ("CDSC")  is  imposed  on  Class C Shares  as  disclosed  in the  Fund's
Prospectus.  However, a CDSC will not be imposed on: (i) Class C Shares redeemed after  thirteen  (13) months from  purchase;  (ii) the increase in the net asset value of the shares above the original  costs of the shares  redeemed;  or (iii)
shares  purchased  through  reinvestment  of dividends or  distributions  and/or shares  acquired in exchange  for shares of other  series  offered by the Trust.
Moreover,  in determining whether a CDSC is applicable,  it will be assumed that amounts described in (i), (ii) and (iii) above are redeemed (in that order).

REDEEMING SHARES

     Redemptions  of the Fund's  shares will be made at net asset value  ("NAV")
less any applicable  CDSC. The Fund's NAV is determined on days on which the New
York Stock Exchange ("NYSE") is open for trading, as discussed further below.

     Redemptions In-Kind. The Fund does not intend, under normal  circumstances, to redeem its  securities  by payment  in-kind.  It is possible,  however,  that conditions may arise in the future which would,  in the opinion of the Trustees, make it  undesirable  for the Fund to pay for all  redemptions  in cash. In such case,  the  Board  of  Trustees  may  authorize  payment  to be made in  readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions  would be valued at the same value assigned to them in computing the
NAV per share.  Shareholders  receiving  them would incur  brokerage  costs when these securities are sold.  Pursuant to Rule 18f-1 of the 1940 Act, the Fund has elected to pay redemptions in cash,  rather than in-kind,  to any shareholder of record of the Fund who redeems during any ninety-day  period,  the lesser of (a)
$250,000  or (b) one  percent  (1%) of the Fund's NAV at the  beginning  of such period.

--------------------------------------------------------------------------------
                      NET ASSET VALUE, DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     Net Asset Value.  The Fund determines its NAV each day the NYSE is open for trading. The NYSE is closed on the following holidays,  in addition to Saturdays and Sundays:  New Year's Day, President's Day, Martin Luther King, Jr. Day, Good
Friday,  Memorial  Day,  Independence  Day,  Labor  Day,  Thanksgiving  Day  and
Christmas Day.

     Portfolio  securities,  including  ADR's and  options,  which are traded on stock  exchanges  will be  valued  at the last  sale  price  as of the  close of business on the day the securities  are being valued or,  lacking any sales,  at the last available bid price.  Securities traded in the over-the-counter  market and listed on the Nasdaq Stock  Market  ("Nasdaq")  are  normally  valued at the
Nasdaq Official Closing Price. Other over-the-counter  market securities will be valued at the last available bid price in the  over-the-counter  market prior to the time of valuation.  Money market  securities will be valued at market value, except that  instruments  maturing within 60 days of the valuation are valued at amortized  cost.  The other  securities  and assets of the Fund for which market quotations may not be readily available (including  restricted  securities which are  subject to  limitations  as to their  sale) will be valued at fair value as determined  in good faith by or under the  direction  of the Board of  Trustees.
Securities  quoted  in  foreign  currencies  will be  converted  to U.S.  dollar equivalents using prevailing market exchange rates.

     Suspension of the  Determination  of Net Asset Value. The Board of Trustees
may suspend the determination of NAV and, accordingly,  redemptions for the Fund for the  whole or any part of any  period  during  which  (i) the NYSE is closed
(other than for  customary  weekend and holiday  closings),  (ii) trading on the
NYSE is restricted,  (iii) an emergency  exists as a result of which disposal of securities  owned  by  the  Fund  is  not  reasonably  practicable  or it is not reasonably  practicable  for the Fund fairly to  determine  the value of its net assets, or (iv) the SEC may by order permit for the protection of the holders of the Fund's shares.

     Distributions of Net Investment  Income. The Fund receives income generally in the form of dividends and interest on their  investments.  This income,  less expenses  incurred in the operation of the Fund,  constitutes its net investment income from which  dividends may be paid to you. If you are a taxable  investor, any distributions by the Fund from such income (other than qualified  dividends)
will be taxable to you at  ordinary  income tax rates,  whether you take them in cash or in additional shares.

     Distributions  of  Capital  Gains.  The Fund may derive  capital  gains and losses  in  connection  with  sales  or  other  dispositions  of  its  portfolio securities. Distributions derived from the excess of net short-term capital gain over net  long-term  capital  loss will be  taxable to you as  ordinary  income.
Distributions  paid  from the  excess  of net  long-term  capital  gain over net short-term  capital  loss will be  taxable  to you as  long-term  capital  gain, regardless of how long you have held your shares in the Fund. Any net short-term or  long-term  capital  gain  realized  by the  Fund  (net of any  capital  loss carryovers)  generally will be distributed once each year and may be distributed more frequently,  if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

     Effect of  Foreign  Withholding  Taxes.  The Fund may be subject to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's distributions paid to you.

     Use of  foreign  dividends.  Foreign  dividends  designated  by the Fund as dividends  from  qualifying  foreign  corporations  and  subject to  taxation at long-term  capital gain rates,  may reduce the otherwise  available  foreign tax credits on your federal income tax return.  Shareholders in these  circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures  that they should follow to claim these credits on their personal income tax returns.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and  character of your  distributions  at the time they are  paid,  and will  advise  you of the tax  status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have not held  Fund  shares  for a full  year,  the Fund may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income  that is not  equal to the  actual  amount of such  income earned during the period of your investment in the Fund.  Taxable  Distributions declared by the Fund in December,  but paid in January, are taxable to you as if they were paid in December.

     Election  to be  Taxed  as a  Regulated  Investment  Company.  The Fund has
elected to be treated as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code and intends to so qualify  during the current  fiscal year. As a regulated  investment  company,  the Fund  generally  pays no federal income tax on the income and gains it  distributes to you. The Board of Trustees reserves the right not to distribute  the Fund's net  long-term  capital gain or not to maintain the qualification of the Fund as a regulated  investment company if it determines  such a course of action to be beneficial to  shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders  would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company,  the Fund would be subject to federal,  and possibly  state,  corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income to the extent of the Fund's earnings and profits.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Internal  Revenue Code  requires the Fund to distribute to you by December 31 of each year, at a minimum,  the  following  amounts:  98% of its taxable  ordinary income  earned  during the  calendar  year;  98% of its capital  gain net income earned  during  the  twelve-month  period  ending  October  31;  and 100% of any undistributed  amounts from the prior year.  The Fund intends to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December),  but can give no  assurances  that its distributions will be sufficient to eliminate all taxes.

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and redemptions (including redemptions in-kind) are taxable transactions for federal and state  income tax  purposes.  If you redeem  your Fund  shares the  Internal
Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral  of basis.  In  reporting  a gain or loss on the sale of your Fund shares,  you may be  required  to adjust your basis in the shares you sell under the following circumstances:

     IF:
     o    In your original purchase of Fund shares,  you received a reinvestment right (the right to reinvest your sales  proceeds at a reduced or with no sales charge), and
     o    You sell some or all of your  original  shares within 90 days of their purchase, and
     o    You  reinvest the sales  proceeds in the Fund or in another  series of the Trust,  and the sales charge that would otherwise apply is reduced or eliminated;

     THEN:
          In  reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded from your tax basis in the  shares  sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment or reporting  requirements that must be met by the
Fund.  Income  on  Fund  investments  in  other  certain  obligations,  such  as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal agency-backed  obligations (e.g., Government National Mortgage
Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends  paid by the Fund may be qualified  dividends  eligible for taxation at long-term  capital  gain rates.  This reduced rate  generally is available for dividends  paid by the Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.

     Both  the  Fund  and  the  investor  must  meet  certain   holding   period
requirements so that Fund dividends  qualify for this  treatment.  Specifically, the Fund  must hold the stock for at least 61 days  during  the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their  Fund  shares for at least 61 days  during  the  121-day  period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date  following  the  declaration  of a dividend  on which the purchaser  of stock is not  entitled  to  receive  the  dividend  payment.  When counting the number of days you held your Fund shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year,  the Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at reduced  rates.  If 95% or more of the Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous  special  and  complex tax rules.  These rules could  accelerate the  recognition  of income by the Fund (possibly  causing the
Fund to sell  securities to raise the cash for necessary  distributions)  and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the
Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect  whether gain or loss  recognized by the Fund is treated as ordinary or capital,  or as interest or dividend  income.  These rules could, therefore,  affect the amount,  timing or character of the income distributed to you by the Fund. For example:

     Derivatives.  The Fund is permitted to invest in certain options,  futures, forwards or foreign currency contracts. If the Fund makes these investments,  it could be required to  mark-to-market  these contracts and realize any unrealized gains and losses at its fiscal  year end even  though it  continues  to hold the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  the Fund also would be required to  mark-to-market  these contracts  annually as of October 31
(for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

     Short sales and securities  lending  transactions.  The Fund's entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax straddles.  The Fund's  investment in options,  futures,  forwards,  or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds  other  securities,  the Fund  could be deemed to have entered  into a tax  "straddle"  or to hold a  "successor  position"  that would require any loss realized by it to be deferred for tax purposes.

     Backup  Withholding.  By law,  the Fund must  withhold  a  portion  of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     The  Fund  also  must  withhold  if the  IRS  instructs  it to do so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign  persons should consult their tax advisors  about the  applicability  of
U.S.  tax  withholding  and the use of the  appropriate  forms to certify  their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital gain  dividends  paid by the Fund from either  long-term  or  short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related  Dividends.  Also,  interest-related dividends paid by the
Fund from qualified  interest  income are not subject to U.S.  withholding  tax.
"Qualified interest income" includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in  registered  form,  unless  it is  earned  on an  obligation  issued  by a corporation or  partnership in which the Fund is a 10-percent  shareholder or is
contingent  interest,  and  (4)  any  interest-related   dividend  from  another
regulated investment company.

     Disposition  of a U.S. Real Property  Interest.  In addition,  the Fund may invest in securities of REITs.  The Foreign  Investment in Real Property Tax Act
of 1980 (FIRPTA) makes non-U.S.  persons subject to U.S. tax on disposition of a
U.S. real  property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRTPA  gain.  To the extent that the Fund  realizes a gain  on  its  investment  in a U.S.  real  property  interest,  or  receives  a distribution from the gain on the sale of a U.S. real property interest realized on one of its  investments,  and passes that gain  through to its  shareholders, such a distribution  when made to a non-U.S.  shareholder may be subject to U.S.
withholding  tax at a rate of 35% and may  require  the filing of a  nonresident
U.S. income tax return.

     Other.  Ordinary  dividends  paid by the Fund to non-U.S.  investors on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Fund shares in  connection  with a U.S.
trade  or  business,  your  income  and  gains  will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for  dividends  paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in the Fund held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of
the  quarter   immediately   preceding  the  decedent's   death  that  are  debt
obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S. Tax Certification Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8 BEN provided without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This  discussion of "Net Asset Value,  Dividends And Taxes" is not intended or  written  to be used as tax  advice  and does not  purport  to deal  with all federal tax  consequences  applicable to all  categories  of investors,  some of which may be subject to special  rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     From time to time the Fund may quote total return  figures.  "Total Return"
for a  period  is the  percentage  change  in  value  during  the  period  of an investment  in Fund  shares,  including  the  value of shares  acquired  through reinvestment of all dividends and capital gains  distributions.  "Average Annual
Total  Return"  is the  average  annual  compounded  rate  of  change  in  value represented by the Total Return Percentage for the period.

     Average Annual Total Return is computed as follows: P(1+T)[n] = ERV

          Where:

               P = a hypothetical initial investment of $1000

               T = average annual total return

               n = number of years

               ERV = ending redeemable value of shares at the end of the period

     The  Fund's  performance  is a function  of  conditions  in the  securities markets, portfolio management, and operating expenses. Although information such as that  shown  above is useful  in  reviewing  the  Fund's  performance  and in providing  some basis for  comparison  with other  investment  alternatives,  it should  not be used  for  comparison  with  other  investments  using  different reinvestment assumptions or time periods.

     In sales  literature,  the Fund's  performance may be compared with that of market  indices and other mutual funds.  In addition to the above  computations, the Fund might use comparative  performance as computed in a ranking  determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

--------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Trust is an unincorporated  business trust that was organized under The
Commonwealth of  Massachusetts  on October 24, 1990, and operates as an open-end investment  management company.  The Trust's Declaration of Trust authorizes the
Board of Trustees to divide  Trust  shares into  various  series,  each of which relates to a separate  portfolio of investments.  The Trust presently has eleven
(11) series  portfolios,  including  the Fund,  each of which offers one or more classes of shares. The Fund is diversified,  within the meaning of the 1940 Act.
The  Declaration  of Trust  currently  provides for the issuance of an unlimited number of series and classes of shares.

     Each share  outstanding is entitled to share equally in dividends and other distributions  and in the net assets of the  respective  class of the respective series on  liquidation.  Shares are fully paid and  non-assessable  when issued, freely  transferable,  have  no  pre-emptive  or  subscription  rights,  and are redeemable and subject to redemption under certain  conditions  described above.
Shares do not have cumulative voting rights. Therefore, the holders of more than
50% of the  aggregate  number of shares of all series of the Trust may elect all the  Trustees.  The Fund  does  not  generally  issue  certificates  for  shares purchased.

     Each share  outstanding  entitles  the  holder to one vote.  If the Fund is separately  affected by a matter  requiring a vote, the shareholders of the Fund shall vote  separately.  The Trust is not  required to hold  annual  meetings of shareholders,  although  special  meetings  will be held  for  purposes  such as electing or removing Trustees,  changing fundamental  policies,  or approving an investment  advisory  agreement.  The Board of Trustees  shall  promptly  call a meeting  for the purpose of electing or  removing  Trustees  when  requested  in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited  duration.  The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that  position  either by  declaration  in writing filed with the
Administrator  or by votes  cast in person or by proxy at a meeting  called  for that  purpose.  Shareholders  will  be  assisted  in  communicating  with  other shareholders  in connection  with removing a Trustee as if Section 16 (c) of the
1940 Act were applicable.

     The  Declaration  of Trust provides that the Trustees of the Trust will not be liable in any event in  connection  with the affairs of the Trust,  except as such  liability  may arise from his or her own bad faith,  willful  misfeasance, gross  negligence,  or reckless  disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the  Declaration  of Trust  provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

     Under  Massachusetts  law,  shareholders  of a business  trust  may,  under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

     Other  Expenses.  The Fund is responsible  for the payment of its expenses.
These  include,  for  example,  the fees  payable to the  Adviser,  or  expenses otherwise  incurred in connection  with the  management of the investment of the
Fund's assets, the fees and expenses of the Custodian,  the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses,  all taxes and  corporate  fees payable by the Fund,  SEC fees,  state securities  qualification fees, costs of preparing and printing prospectuses for regulatory  purposes and for distribution to shareholders,  costs of shareholder reports and shareholder meetings, and any extraordinary  expenses. The Fund also pays for brokerage  commissions  and transfer taxes (if any) in connection  with the  purchase  and sale of  portfolio  securities.  Expenses  attributable  to a particular series of the Trust will be charged to that series,  and expenses not readily identifiable as belonging to a particular series will be allocated by or under  procedures  approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial  statements for each fiscal year ended June 30 and the reports of the Fund's  independent  registered public accounting firm in
connection   therewith  will  be  included  in  the  Trust's  Annual  Report  to
Shareholders.

                                    EXHIBIT A

                           DG Capital Management, Inc.
                      Proxy Voting Policies and Procedures

I.   INTRODUCTION

     Unless  otherwise  specifically  directed  by a client in  writing,  we are responsible  for voting any  proxies  related  to  securities  that we manage on behalf of our clients.  Any  directions  from  clients to the  contrary  must be provided in writing.

II.  STATEMENTS OF POLICIES AND PROCEDURES

     A.   Policy Statement. The Investment Advisers Act of 1940, as amended (the
          "Advisers Act"),  requires us to, at all times, act solely in the best interest of our clients.  We have adopted and implemented  these Proxy
          Voting  Policies  and  Procedures  which  we  believe  are  reasonably designed  to ensure  that  proxies  are voted in the best  interest of clients,  in accordance  with our  fiduciary  duties and Rule 206(4)-6 under the Advisers Act.

          We have  established  these Proxy Voting  Policies and Procedures in a manner that is generally intended to support the ability of management of a company  soliciting  proxies to run its business in a responsible
          and  cost  effective   manner  while  staying  focused  on  maximizing
          shareholder   value.   Accordingly,   we  generally  vote  proxies  in
          accordance with  management's  recommendations.  This reflects a basic investment  criteria  that good  management  is  shareholder  focused.
          However,  all proxy votes are ultimately cast on a case-by-case basis, taking into account the  foregoing  principal  and all other  relevant facts  and  circumstances  at the time of the vote.  For this  reason, consistent with our fiduciary duty to ensure that proxies are voted in the  best  interest  of our  clients,  we may from  time to time  vote proxies against management's  recommendations,  in accordance with the guidelines  set forth in Part III of these Proxy  Voting  Policies and
          Procedures.

     B.   Conflicts of Interest.  We review each proxy to assess the extent,  if any, to which there may be a material  conflict  between the interests of our clients on the one hand and our interests  (including  those of our  affiliates,  directors,  officers,  employees  and other  similar persons) on the other hand (a "potential  conflict").  We perform this assessment on a  proposal-by-proposal  basis, and a potential conflict with  respect to one  proposal  in a proxy shall not  indicate  that a potential  conflict  exists with respect to any other proposal in such proxy.  If we determine that a potential  conflict may exist, it shall promptly  report the matter to Mr. Manu  Daftary.  Mr.  Daftary  shall determine  whether a potential  conflict  exists and is  authorized to resolve any such conflict in a manner that is in the  collective  best interests  of our  clients  (excluding  any  client  that  may  have a potential conflict). Without limiting the generality of the foregoing,
          Mr.  Daftary may resolve a potential  conflict in any of the following manners:

          1.   If the proposal  that is the subject of the proposed  conflict is
               specifically   addressed  in  these  Proxy  Voting  Policies  and
               Procedures,  we may  vote  the  proxy  in  accordance  with  such
               pre-determined  policies  and  guidelines;   provided  that  such
               pre-determined policy involves little discretion on our part;

          2.   We may disclose the potential  conflict to our clients and obtain the  consent of a majority  in  interest  of our  clients  before voting in the manner  approved  by a majority  in interest of our clients;

          3.   We may engage an  independent  third-party  to determine  how the proxy should be voted; or

          4.   We may establish an ethical wall or other informational  barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

               We use  commercially  reasonable  efforts to determine  whether a potential  conflict  may  exists,  and a potential  conflict  shall be deemed  to exist if and only if one or more of our  senior  investment staff  actually knew or reasonably  should have known of the potential conflict.

     C.   Limitations on Our Responsibilities

          1.   Limited  Value.  We may abstain  from voting a client proxy if we conclude  that the effect on client's  economic  interests or the
               value   of   the   portfolio   holding   is   indeterminable   or
               insignificant.

          2.   Unjustifiable  Costs.  We may abstain  from voting a client proxy for cost reasons (e.g,  costs  associated  with voting proxies of
               non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy  proposals  relating to foreign  securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes  into  account  the  effect  that the vote of our  clients, either by itself or  together  with other  votes,  is expected to have on the value of our  client's  investment  and whether  this expected effect would outweigh the cost of voting.

          3.   Special Client Considerations.

               a.   Mutual  Funds.  We vote  proxies of our mutual fund  clients subject to the funds' applicable investment restrictions.

               b.   ERISA  Accounts.  With  respect our ERISA  clients,  we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan  documents,  as well as our duty to avoid prohibited transactions.

          4.   Client  Direction.  Unless  otherwise  directed  by a  client  in writing,  we are  responsible  for voting all proxies  related to securities that we manage for clients.  A client may from time to time  direct us in  writing to vote  proxies in a manner  that is different  from the  guidelines  set forth in these Proxy  Voting
               Policies and  Procedures.  We will follow such written  direction for proxies received after our receipt of such written direction.

     D.   Disclosure.  A client for which we are  responsible for voting proxies may obtain  information  from us  regarding  how we voted the client's proxies.  Clients should contact their account  manager to make such a request.

     E.   Review and  Changes.  We shall from time to time  review  these  Proxy
          Voting  Policies and  Procedures  and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations.  Unless otherwise agreed to with a client, these
          Proxy Voting Policies and Procedures may be changed by us from time to time  without  notice to, or  approval  by, any  client.  Clients  may request a current  version of our Proxy Voting Policies and Procedures from their account manager.

     F.   Delegation.  We may  delegate our  responsibilities  under these Proxy
          Voting  Policies and  Procedures  to a third party,  provided  that we retain final authority and fiduciary  responsibility for proxy voting.
          If  we  so  delegate  our  responsibilities,   we  shall  monitor  the
          delegate's compliance with these Proxy Voting Policies and Procedures.

     G.   Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients,  the Investment  Company Act of 1940. We may, but need not,  maintain proxy statements that we receive  regarding client securities to the extent that such proxy  statements  are available on the  SEC's  EDGAR  system.  We may  also  rely  upon a third  party to maintain  certain  records  required to be  maintained by the Advisers
          Act.

III. PROXY GUIDELINES

     The following sets forth certain significant proxy voting proposals and our general  guidelines for voting these proposals in a particular  manner. As noted
in Part II of these Proxy Voting  Policies  and  Procedures,  we generally  vote proxies in a manner  intended to support the ability of  management of a company soliciting  proxies to run its  business  in a  responsible  and cost  effective manner while staying focused on maximizing  shareholder value.  Accordingly,  we
generally  vote  proxies  in  accordance  with   management's   recommendations.
Nevertheless,  our actual  voting  decisions  are made on a  case-by-case  basis depending on the particular  facts and  circumstances of each proxy vote and Mr.
Daftary has final authority with regard to how a particular proxy is voted.

     A.   Annual Election of Directors

     DG Capital  generally  favors  the  annual  election  of  directors  and is generally opposed to staggered election systems for the following reasons:

          o    Election of directors based upon classes or staggered terms tends to entrench present management;

          o    Staggered  terms  for  directors  tend to make  the  company  and management less responsible to shareholder interest; and

          o    Staggered  terms might be deemed an  anti-takeover  measure  and,
               therefore,   they   potentially   may   diminish   the  value  of
               shareholder's investment.

     B.   Board of Directors

     DG  Capital  favors  independent  directors  and  independent   nominating,
compensation, and audit committees for the following reasons:

          o    Independence  is necessary for the effective  functioning  of the board and its committees.

     DG  Capital  is in favor of  directors  being  compensated  reasonably  for performance  in cash or equity.  DG Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

          o    Helps to  ensure  that a  director's  interest  is  aligned  with
               shareholders   and  may  increase   sensitivity   to  shareholder
               concerns; and

          o    Pension and benefit  programs may compromise the  independence of directors.

     C.   Confidential Voting

     DG Capital  supports  a system of  confidential  voting  for the  following reasons:

          o    Ensures confidentiality;

          o    Promotes  corporate  democracy  and the  integrity  of the  proxy system; and

          o    Avoids potential for coercion or improper influence.

     D.   Cumulative Voting

     DG Capital supports cumulative voting for the following reasons:

          o    Cumulative voting permits shareholders a greater opportunity than conventional  voting to voice  their  opinions  and to  influence corporate management;

          o    Conventional  voting may  discourage  the  accumulation  of large minority  shareholding,  and,  therefore,  may be  considered  an anti-takeover measure; and

          o    Conventional voting may have the effect of discouraging  election contests, which can be costly, by shareholders and individuals.

     E.   Executive Compensation

          o    DG Capital supports  compensation plans that provide  challenging performance  objectives  and  serve  to  motivate  executives  to excellent performance.

          o    DG Capital does not support plans that exceed what is required to attract  and  retain  skilled  managers,  that  adversely  affect shareholders,  that are  excessively  generous,  that lack  clear performance goals or that adversely affect employee  productivity and morale.

          o    DG Capital  supports  stock-based  compensation  plans  which are broad-based.

          o    DG  Capital  does not  support  narrowly  based  plans with large dilution (more than 10%).

          o    DG  Capital  does  not  support   replacement   or  repricing  of
               "underwater" stock options.

          o    DG Capital  supports  shareholder  proposals  that link executive
               compensation   to  the   company's   achievement   of  long  term
               performance goals.

     F.   Golden-Parachute Payments

     DG Capital  does not support  the  compensation  agreement  known as golden parachutes for the following reasons:

          o    Tax  penalties  are  imposed on  corporations  that award  excess parachute payments and executives who receive such payments; and

          o    Excessive exit payments come at the expense of shareholders'  net worth and represents a waste of corporate assets.

     G.   Placement of Securities

     DG  Capital  favors a policy  that  requires  shareholder  approval  before corporate management places a significant amount of voting stock with any person or group for the following reasons:

          o    By the  placement  of a large amount of voting stock in "friendly hands," management may effectively block shifts in control of the company;

          o    Such transactions  might be deemed an anti-takeover  measure and,
               therefore,   they   potentially   may   diminish   the  value  of
               shareholders' investment; and

          o    Shareholders should be given a voice in matters involving control of a company.

     H.   "Poison Pill" Amendments or Proposals

     DG Capital believes that "poison pill" amendments to a company's by-laws or charter must be presented to shareholders before  incorporation or enactment for the following reasons:

          o    Poison pill provisions clearly affect  shareholder  interests and may harm shareholders by reducing the value of their shares;

          o    Such actions tend to entrench  present  management and might make them less receptive to shareholder concerns or interests;

          o    Poison  pills  seem to  have  no  utility  except  to  discourage third-party bids for a company's stock; and

          o    Many aspects of poison pills are discriminatory (e.g.,  triggered
               dividends  or   distributions   usually  exclude  the  new  large
               shareholder).

     I.   Solicitation of Political Contributions

     DG Capital  believes that it is  inappropriate  for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting  any  political  candidate or Political  Action  Committee for the following reasons:

          o    Solicitation  by  management  for  political   contributions  may
               intimidate, threaten, or compromise employees and their beliefs;

          o    Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

          o    Solicitation by management may expose a company to litigation and diminish shareholder value.

     J.   Stock with Disproportionate Voting Rights

     DG Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:

          o    Such  common  or  preferred   stock  may  tend  to  frustrate  or
               circumvent   the  rights  and   desires   of  the   majority   of
               shareholders;

          o    Unequal  classes of stock may tend to shelter  management  at the expense of the majority of shareholders;

          o    Stock  with  unequal  voting  rights   violates  the  concept  of
               shareholders' or corporate democracy; and

          o    Stock  with  unequal   voting   rights  could  be  viewed  as  an
               anti-takeover measure and therefore, may potentially diminish the value of shareholders' investment.

     K.   Stock Ownership for Directors

     DG Capital favors requiring  directors to own some amount,  however modest, of their company's stock for the following reasons:

          o    Helps to ensure that a  director's  interests  coincide  with the company's shareholders; and

          o    May  increase  management's  sensitivity  and  responsiveness  to shareholder concerns.

     L.   Corporate/Social Responsibility

     DG Capital supports the idea that the companies we invest in should be both good corporate citizens and socially  responsible.  Therefore,  DG Capital would generally support  shareholder  proposals that have a positive impact upon these issues.

Version: July 6, 2003

                                     PART C
                             QUAKER INVESTMENT TRUST
                                    FORM N-1A
                                OTHER INFORMATION

ITEM 23. EXHIBITS

          (a)  Amended  and  Restated  Declaration  of  Trust  ("Declaration  of
               Trust") -  Incorporated  herein by  reference  to  Post-Effective
               Amendment Nos. 8/6 to the Trust's Registration  Statement on Form
               N-1A (Nos. 33-38074 and 811-6260),  as filed  electronically with the SEC on August 29, 1996.

          (b)  Amended and Restated  By-Laws - Incorporated  herein by reference to Post-Effective  Amendment Nos. 8/6 to the Trust's Registration
               Statement  on Form N-1A (Nos.  33-38074 and  811-6260),  as filed electronically with the SEC on August 29, 1996.

               1.   Amendment No. 2 to the Trust's Amended and Restated  By-Laws
                    is   incorporated   into  this   filing  by   reference   to
                    Post-Effective   Amendment   Nos.   34/32  to  the   Trust's
                    Registration  Statement  on Form  N-1A  (Nos.  33-38074  and
                    811-6260),  as filed  electronically with the SEC on October
                    28, 2005.

          (c)  The rights of  security  holders of the  Registrant  are  further defined in the following sections of the Registrant's Amended and
               Restated   By-Laws  and  Declaration  of  Trust  and  are  herein
               incorporated by reference to such documents as applicable:

                    (i)  Amended and Restated By-Laws.
                         Article IV - "Shareholder Meetings"

                    (ii) Declaration of Trust.
                         Article VI - "Shares of Beneficial Interest" and
                         Article X - "Shareholders"

          (d)  Investment Advisory Agreements:

               1.   Investment  Advisory  Agreement  between  Quaker  Investment
                    Trust (the "Trust") and Quaker Funds,  Inc. ("QFI") dated as of  May  3,  2005,  is  incorporated  into  this  filing  by reference  to  Post-Effective  Amendment  Nos.  33/31 to the
                    Trust's  Registration  Statement on Form N-1A (Nos. 33-38074
                    and  811-6260),  as  filed  electronically  with  the SEC on
                    August 26, 2005.

               2.   Investment  Subadvisory Agreement between QFI and DG Capital
                    Management,  Inc.  dated as of May 3,  2005,  on  behalf  of
                    Quaker  Strategic  Growth Fund,  is  incorporated  into this filing by reference to  Post-Effective  Amendment Nos. 33/31 to the  Trust's  Registration  Statement  on Form N-1A (Nos.
                    33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

               3.   Investment  Subadvisory  Agreement  between  QFI and Geewax,
                    Terker & Co.  dated as of May 3,  2005,  on behalf of Quaker
                    Core Equity Fund,  Quaker  Small-Cap  Growth Fund and Geewax
                    Terker Core Value Fund, is incorporated  into this filing by reference  to  Post-Effective  Amendment  Nos.  33/31 to the
                    Trust's  Registration  Statement on Form N-1A (Nos. 33-38074
                    and  811-6260),  as  filed  electronically  with  the SEC on
                    August 26, 2005.

               4.   Investment  Subadvisory  Agreement  between  QFI  and  Knott
                    Capital  Management  dated as of May 3,  2005,  on behalf of
                    Quaker Capital Opportunities Fund, is incorporated into this filing by reference to  Post-Effective  Amendment Nos. 33/31 to the  Trust's  Registration  Statement  on Form N-1A (Nos.
                    33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

               5.   Investment  Subadvisory  Agreement  between QFI and Sectoral
                    Asset  Management Inc. dated as of May 3, 2005, on behalf of
                    Quaker Biotech  Pharma-Healthcare Fund, is incorporated into this filing by reference to  Post-Effective  Amendment  Nos.
                    33/31 to the  Trust's  Registration  Statement  on Form N-1A
                    (Nos. 33-38074 and 811-6260),  as filed  electronically with the SEC on August 26, 2005.

               6.   Investment  Subadvisory  Agreement between QFI and TrendStar
                    Advisors,  LLC dated as of May 3, 2005,  on behalf of Quaker
                    Small-Cap  Trend Fund, is  incorporated  into this filing by reference  to  Post-Effective  Amendment  Nos.  33/31 to the
                    Trust's  Registration  Statement on Form N-1A (Nos. 33-38074
                    and  811-6260),  as  filed  electronically  with  the SEC on
                    August 26, 2005.

               7.   Investment  Subadvisory  Agreement  between  QFI and  Global
                    Capital Management,  Inc. dated as of May 3, 2005, on behalf of Quaker  Mid-Cap  Value Fund,  is  incorporated  into this filing by reference to  Post-Effective  Amendment Nos. 33/31 to the  Trust's  Registration  Statement  on Form N-1A (Nos.
                    33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

               8.   Investment    Subadvisory    Agreement   between   QFI   and
                    Aronson+Johnson+Ortiz, LP dated as of May 3, 2005, on behalf of Quaker  Small-Cap Value Fund, is  incorporated  into this filing by reference to  Post-Effective  Amendment Nos. 33/31 to the  Trust's  Registration  Statement  on Form N-1A (Nos.
                    33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

               9.   Investment  Subadvisory  Agreement  between  QFI and  Andres
                    Capital  Management,  LLC dated as of May 3, 2005, on behalf of Quaker  Fixed  Income  Fund,  is  incorporated  into this filing by reference to  Post-Effective  Amendment Nos. 33/31 to the  Trust's  Registration  Statement  on Form N-1A (Nos.
                    33-38074 and 811-6260), as filed electronically with the SEC on August 26, 2005.

          (e)  Distribution  Agreement  between the Trust and Citco  Mutual Fund
               Distributors,  Inc. is incorporated into this filing by reference
               to   Post-Effective   Amendment   Nos.   32/30  to  the   Trust's
               Registration Statement on Form N-1A (Nos. 33-38074 and 811-6260),
               as filed electronically with the SEC on October 28, 2004.

          (f)  Not Applicable

          (g)  Custodian  Agreement  is  incorporated  herein  by  reference  to
               Post-Effective  Amendment  Nos. 11/9 to the Trust's  Registration
               Statement  on Form N-1A (Nos.  33-38074 and  811-6260),  as filed electronically with the SEC on September 5, 1997.

          (h)  Other Material Contracts:

               1.   Mutual Fund Services  Agreement between Registrant and Citco
                    Mutual Fund Services,  Inc. is incorporated into this filing by reference to  Post-Effective  Amendment Nos. 32/30 to the
                    Trust's  Registration  Statement on Form N-1A (Nos. 33-38074
                    and  811-6260),  as  filed  electronically  with  the SEC on
                    October 28, 2004.

          (i)  Opinion and Consent of Counsel - To be filed by amendment.

          (j)  Other Opinions - To be filed by amendment.

          (k)  Not Applicable

          (l)  Not Applicable

          (m)  Rule 12b-1 Plans:

               1.   Amended  Plan of  Distribution  under Rule 12b-1 for Class A
                    Shares of the Trust is  incorporated  herein by reference to
                    Post-Effective   Amendment   Nos.   31/29  to  the   Trust's
                    Registration  Statement  on Form  N-1A  (Nos.  33-38074  and
                    811-6260),  as filed electronically with the SEC on February
                    13, 2004.

               2.   Amended  Plan of  Distribution  under Rule 12b-1 for Class B
                    Shares of the Trust is  incorporated  herein by reference to
                    Post-Effective   Amendment   Nos.   31/29  to  the   Trust's
                    Registration  Statement  on Form  N-1A  (Nos.  33-38074  and
                    811-6260),  as filed electronically with the SEC on February
                    13, 2004.

               3.   Amended  Plan of  Distribution  under Rule 12b-1 for Class C
                    Shares of the Trust is  incorporated  herein by reference to
                    Post-Effective   Amendment   Nos.   31/29  to  the   Trust's
                    Registration  Statement  on Form  N-1A  (Nos.  33-38074  and
                    811-6260),  as filed electronically with the SEC on February
                    13, 2004.

          (n)  Rule 18f-3 Plan is incorporated  into this filing by reference to
               Post-Effective  Amendment Nos. 32/30 to the Trust's  Registration
               Statement  on Form N-1A (Nos.  33-38074 and  811-6260),  as filed electronically with the SEC on October 28, 2004.

          (o)  RESERVED

          (p)  Code of Ethics:

               1.   Amended Code of Ethics for the Trust and Quaker Funds,  Inc.
                    is   incorporated   into  this   filing  by   reference   to
                    Post-Effective   Amendment   Nos.   32/30  to  the   Trust's
                    Registration  Statement  on Form  N-1A  (Nos.  33-38074  and
                    811-6260),  as filed  electronically with the SEC on October
                    28, 2004.

               2.   Amended Code of Ethics for Citco  Mutual Fund  Distributors,
                    Inc.  is  incorporated  into  this  filing by  reference  to
                    Post-Effective   Amendment   Nos.   32/30  to  the   Trust's
                    Registration  Statement  on Form  N-1A  (Nos.  33-38074  and
                    811-6260),  as filed  electronically with the SEC on October
                    28, 2004.

               3.   Amended Code of Ethics for Geewax Terker Co. is incorporated into this filing by  reference to  Post-Effective  Amendment
                    Nos.  32/30 to the Trust's  Registration  Statement  on Form
                    N-1A (Nos. 33-38074 and 811-6260),  as filed  electronically with the SEC on October 28, 2004.

               4.   Amended  Code of Ethics  for  Aronson+Johnson+Ortiz,  LP. is
                    incorporated into this filing by reference to Post-Effective
                    Amendment Nos. 34/32 to the Trust's  Registration  Statement
                    on  Form  N-1A  (Nos.  33-38074  and  811-6260),   as  filed
                    electronically with the SEC on October 28, 2005.

               5.   Code  of  Ethics   for  Knott   Capital   Management   -  is
                    incorporated herein by reference to Post-Effective Amendment
                    Nos.  24/22 to Trust's  Registration  Statement on Form N-1A
                    (Nos. 33-38074 and 811-6260),  as filed  electronically with the SEC on January 9, 2002.

               6.   Code of  Ethics  for  Global  Capital  Management,  Inc.  is
                    incorporated into this filing by reference to Post-Effective
                    Amendment Nos. 34/32 to the Trust's  Registration  Statement
                    on  Form  N-1A  (Nos.  33-38074  and  811-6260),   as  filed
                    electronically with the SEC on October 28, 2005.

               7.   Code of Ethics  for  Sectoral  Asset  Management,  Inc. - is
                    incorporated herein by reference to Post-Effective Amendment
                    Nos.  26/24 to Trust's  Registration  Statement on Form N-1A
                    (Nos. 33-38074 and 811-6260),  as filed  electronically with the SEC on May 21, 2002.

               8.   Amended  Code  of  Ethics  for  DG  Capital   Management  is
                    incorporated into this filing by reference to Post-Effective
                    Amendment Nos. 34/32 to the Trust's  Registration  Statement
                    on  Form  N-1A  (Nos.  33-38074  and  811-6260),   as  filed
                    electronically with the SEC on October 28, 2005.

               9.   Amended  Code  of  Ethics  for  TrendStar  Advisors,  LLC is
                    incorporated into this filing by reference to Post-Effective
                    Amendment Nos. 34/32 to the Trust's  Registration  Statement
                    on  Form  N-1A  (Nos.  33-38074  and  811-6260),   as  filed
                    electronically with the SEC on October 28, 2005.

          (q)  Other:  Trustees  Power of  Attorney  is  incorporated  into this filing by reference to Post-Effective Amendment Nos. 33/31 to the
               Trust's  Registration  Statement on Form N-1A (Nos.  33-38074 and
               811-6260),  as filed  electronically  with the SEC on August  26,
               2005.

ITEM 24. Persons Controlled by or Under Common Control with Registrant

          No person is controlled by or under common control with Registrant.

ITEM 25. Indemnification:

          Reference is hereby made to the  following  sections of the  following documents filed or included by reference as exhibits  hereto:  Article
          VII,  Sections 5.4 of the Registrant's  Declaration of Trust,  Article
          XIV  Section  8 of the  Registrant's  Investment  Advisory  Agreement,
          Section 8(b) of the Registrant's Administration Agreement, and Section
          (6) of the  Registrant's  Distribution  Agreements.  The  Trustees and
          officers  of the  Registrant  and the  personnel  of the  Registrant's administrator  are  insured  under an errors and  omissions  liability insurance  policy.  The  Registrant  and its officers are also insured under the fidelity  bond  required by Rule 17g-1 under the  Investment
          Company Act of 1940.

ITEM 26. Business and Other Connections of Investment Advisors

          See  the  Prospectus,  generally,  and  the  Statement  of  Additional
          Information   section   entitled   "Trustees  and  Officers"  for  the
          activities  and  affiliations  of the  officers  and  directors of the
          Investment  Adviser and  Sub-Advisers to the Registrant.  Except as so
          provided,  to the  knowledge of  Registrant,  none of the directors or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession,  vocation or employment of a substantial nature.
          Each Sub-Adviser  currently  serves as investment  adviser to numerous institutional and individual clients.

ITEM 27. Principal Underwriter

          (a)  Citco Mutual Fund Distributors,  Inc. ("CMFD") is underwriter and distributor  for  Registrant.  As such, CMFD offers shares of the
               Funds only upon orders received therefore. The Trust continuously offers shares. CMFD also serves as underwriter or distributor for the following  investment companies which are not affiliated with
               Registrant: Community Reinvestment Act Qualified Investment Fund,
               Forward Emerald Funds,  Memorial Funds,  Penn Street Fund,  Inc.,
               Fairholme Funds, Inc., WY Fund, Agilex Funds.

          (b)  The directors and officer of CMFD are as follows:

---------------------------- -------------------------------------- --------------------------
          Name and                                                  Positions and Offices with
 Principal Business Address  Positions and Offices with Underwriter         Registrant
---------------------------- -------------------------------------- --------------------------
Tim Biedrzycki               President and Chief Executive Officer  None
---------------------------- -------------------------------------- --------------------------
William Keunen               Director                               None
---------------------------- -------------------------------------- --------------------------
Jay Peller                   Director                               None
---------------------------- -------------------------------------- --------------------------

          (c)  Not applicable

ITEM 28. Location of Accounts and Records

          All account  books and records not normally  held by Wachovia Bank NA, the Custodian to the Registrant,  are held by the  Registrant,  in the offices of Citco Mutual Fund Services,  Inc.  ("CMFS"),  Administrator
          and Transfer Agent to the Registrant,  or by the Investment Adviser to
          the Registrant,  Quaker Funds,  Inc. The address of CMFS is 83 General
          Warren Blvd.  Suite 200,  Malvern,  PA 19355.  The address of Wachovia
          Bank,  NA  is  Two  First  Union  Center,  Charlotte,  North  Carolina
          28288-1151. The address of Quaker Funds, Inc. is 309 Technology Drive,
          Malvern, PA 19355.

ITEM 29. Management Services.

          The substantive provisions of the Fund Accounting, Dividend Disbursing
          & Transfer Agent and Administration Agreement, as amended, between the
          Registrant  and  CMFS  are  discussed  in  the  Trust's  Statement  of
          Additional Information.

ITEM 30. Undertakings.

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the
"Securities  Act") and the  Investment  Company Act of 1940,  as  amended,  this
Post-Effective   Amendment  to  No.  35  ("PEA  No.  35")  to  the  Registrant's
Registration  Statement  on Form  N-1A has been  duly  signed  on  behalf of the
Registrant, in the City of Valley Forge, and the Commonwealth of Pennsylvania on
the 28th day of June, 2006.

                                      QUAKER INVESTMENT TRUST

                                      By:  /s/ Jeffry H. King, Sr.
                                           Jeffry H. King, Sr.
                                           Chief Executive Officer

     As required by the  Securities  Act, this  Registration  Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                 Trustee                    Date

_______________*             Chairman and Trustee               June 28, 2006
David K. Downes

/s/ Jeffry H. King, Sr.      Chief Executive Officer/           June 28, 2006
Jeffry H. King, Sr.          Treasurer and Trustee

_______________*             Secretary and Trustee              June 28, 2006
Laurie Keyes

_______________*             Trustee                            June 28, 2006
Mark S. Singel

_______________*             Trustee                            June 28, 2006
Adrian A. Basora

_______________*             Trustee                            June 28, 2006
James R. Brinton

_______________*             Trustee                            June 28, 2006
G. Michael Mara

_______________*             Trustee                            June 28, 2006
Warren West

_______________              Trustee
Everett Keech

                          * By: /s/ Jeffry H. King, Sr.
                               Jeffry H. King, Sr.
                                Attorney-in-Fact